Exhibit 1.1

9,375,000 Shares of Common Stock ($0.001 Par Value)

Warrants to Purchase up to 4,218,750 Shares of Common Stock

SCYNEXIS, Inc.

Common Stock

EQUITY UNDERWRITING AGREEMENT

June 21, 2016

Guggenheim Securities, LLC

As Representative of the

several Underwriters named in

Schedule I attached hereto

c/o Guggenheim Securities, LLC

330 Madison Avenue

New York, New York 10017

Ladies and Gentlemen:

SCYNEXIS, Inc., a Delaware corporation (the “Issuer”), proposes to sell to the several underwriters (the “Underwriters”) named in Schedule I hereto for whom Guggenheim Securities, LLC is acting as representative (“you” or the “Representative”) an aggregate of (i) 9,375,000 shares of the Issuer’s Common Stock, $0.001 par value (the “Firm Shares”) and (ii) warrants, each of which can be exercised to purchase .45 of a share of Common Stock and, in the aggregate, to purchase up to 4,218,750 shares of Common Stock (the “Firm Warrants” and, together with the Firm Shares, the “Firm Securities”) in the form attached hereto as Exhibit A. The respective amounts of the Firm Securities to be so purchased by the several Underwriters are set forth opposite their names in Schedule I hereto. The Issuer also proposes to sell at the Underwriters’ option an aggregate of (i) up to 1,406,250 additional shares of the Issuer’s Common Stock (the “Option Shares” and, together with the Firm Shares, the “Shares”) and (ii) warrants to purchase up to an aggregate of 632,812 shares of Common Stock (the “Option Warrants” and, together with the Firm Warrants the “Warrants”), solely to cover over-allotments, as set forth below. The shares of Common Stock underlying the Warrants are hereinafter referred to as the “Warrant Shares.” The Option Shares and the Additional Warrants are referred to herein as the “Option Securities.”

As the Representative, you have advised the Issuer (a) that you are authorized to enter into this underwriting agreement (the “Agreement”) on behalf of the several Underwriters, and (b) that the several Underwriters are willing, acting severally and not jointly, to purchase the numbers of Firm Securities set forth opposite their respective names in Schedule I hereto, plus their pro rata portion of the Option Securities, if you elect to exercise the over-allotment option, in whole or in part for the accounts of the several Underwriters. The Firm Securities and the Option Securities (to the extent the aforementioned option is exercised) are herein collectively called the “Securities.”

The Issuer has prepared a registration statement on Form S-3 (File No. 333-207705) with respect to the Securities pursuant to the Securities Act of 1933, as amended (the “Securities Act”), and the rules and regulations (the “Rules and Regulations”) of the United States Securities and Exchange Commission (the “Commission”) thereunder. As used in this Agreement, “Effective Time” means the date and the time as of which such registration statement, or the most recent post-effective amendment thereto, if any, was declared effective by the Commission; “Effective Date” means the date of the Effective Time; “Preliminary Prospectus” means each preliminary prospectus included in such registration statement and any preliminary prospectus filed with the Commission by the Issuer with the consent of the Underwriters pursuant to Rule 424 of the Rules and Regulations, in each case relating to the Securities; “Pricing Prospectus” means the Preliminary Prospectus relating to the Securities that was included in the Registration Statement immediately prior to the Applicable Time (as defined below); “Prospectus” means the prospectus in the form first used to confirm sales of Securities; “Registration Statement” means such registration statement, as amended at the Effective Time, including all information deemed to be a part of the registration statement as of the Effective Time pursuant to Rule 430A, 430B or 430C of the Rules and Regulations; “Free Writing Prospectus” means any “free writing prospectus” as defined in Rule 405 under the Securities Act relating to the Securities; and “Issuer Free Writing Prospectus” means any “issuer free writing prospectus” as defined in Rule 433 under the Securities Act relating to the Securities. If the Issuer has filed an abbreviated registration statement to register additional shares of Common Stock or warrants pursuant to Rule 462(b) under the Securities Act (the “Rule 462 Registration Statement”), then any reference herein to the term “Registration Statement” shall be deemed to include such Rule 462 Registration Statement. For the purposes of this Agreement, the “Applicable Time” is June 21, 2016, at 8:15 am (Eastern time) on the date of this Agreement. Any reference in this Agreement to the Registration Statement, any Preliminary Prospectus or the Prospectus shall be deemed to refer to and include the documents incorporated by reference therein pursuant to Item 12 of Form S-3 under the Securities Act, as of the Effective Date of the Registration Statement or the date of such Preliminary Prospectus or the Prospectus, as the case may be, and any reference to “amend”, “amendment” or “supplement” with respect to the Registration Statement, any Preliminary Prospectus or the Prospectus shall be deemed to refer to and include any documents filed after such date under the Securities Exchange Act of 1934, as amended, and the rules and regulations of the Commission thereunder (collectively, the “Exchange Act”) that are deemed to be incorporated by reference therein.

In consideration of the mutual agreements contained herein and of the interests of the parties in the transactions contemplated hereby, the parties hereto agree as follows:

1. REPRESENTATIONS AND WARRANTIES OF THE ISSUER.

The Issuer represents and warrants to each of the Underwriters as follows:

(a) The Registration Statement has been filed with the Commission under the Securities Act and has been declared effective under the Securities Act. No stop order suspending the effectiveness of such registration statement is in effect, and no proceedings for such purpose are pending before or, to the knowledge of the Issuer, threatened by the Commission. The Commission has not issued any order preventing or suspending the use of any Preliminary Prospectus or any Issuer Free Writing Prospectus. Copies of such registration statement and each of the amendments thereto have been delivered by the Issuer to you. The Registration Statement complies, and any further amendments or supplements to the Registration Statement will comply, in all material respects with the requirements of the Securities Act and the Rules and Regulations. The Issuer meets the requirements for use of Form S-3 under the Securities Act. The sale of the Securities hereunder meets the requirements of General Instruction I.B.1 of Form S-3. The Prospectus and the Pricing Prospectus each complies and, as amended or supplemented, will comply, in all material respects with the requirements of the Securities Act and the Rules and Regulations. As of the Effective Date, the date hereof, the Closing Date (as defined below) and each Option Closing Date (as defined below), if any, the Registration Statement does not and will not, and any further amendments to the Registration Statement will not, when they become effective, contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; as of its date and the date hereof, the Prospectus does not, and as amended or supplemented on the Closing Date and each Option Closing Date, if any, will not, contain an untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; the Pricing Prospectus, as supplemented by any Issuer Free Writing Prospectuses and other documents listed in Schedule II(a) hereto, taken together with the final pricing information and description of the material terms of the Warrants set forth on Schedule II(c) (collectively, the “Disclosure Package”) as of the Applicable Time did not include any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; any Issuer Free Writing Prospectus that is listed on Schedule II(b) hereto does not conflict with the information contained in the Registration Statement; and any Issuer Free Writing Prospectus listed on Schedule II(b), as supplemented by and taken together with the Disclosure Package as of the Applicable Time, did not include any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that the representations and warranties set forth in this sentence do not apply to statements or omissions in the Registration Statement, the Prospectus, the Pricing Prospectus, any Issuer Free Writing Prospectus, or any such amendment or supplement in reliance upon and in conformity with written information furnished to the Issuer by any Underwriter through Guggenheim Securities, LLC expressly for use therein, such information being listed in Section 13 below.

(b) (i) At the time of filing the Registration Statement and (ii) as of the Applicable Time (with such date being used as the determination date for purposes of this clause (ii)), the Issuer was not and is not an Ineligible Issuer (as defined in Rule 405), without taking account of any determination by the Commission pursuant to Rule 405 that it is not necessary that the Issuer be considered an Ineligible Issuer.

(c) (i) The documents incorporated by reference in the Registration Statement, the Disclosure Package and the Prospectus, when they became effective or at the time they were filed with the Commission, conformed in all material respects with the requirements of the Securities Act and the Exchange Act, as applicable, and the Rules and Regulations, and, when read together with the other information in the Prospectus, (A) at the Effective Time of the Registration Statement, (B) on the date of this Agreement, (C) at the time of filing of the Prospectus pursuant to Rule 424(b) or (if no such filing is required) at the Effective Time of the Registration Statement in which the Prospectus is included and (D) on the Closing Date or each Option Closing Date, did not and will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading.

(d) Each such Issuer Free Writing Prospectus listed in Schedule II(a) or Schedule II(b) complied in all material respects with the Securities Act, and has been or will be (within the time period specified in Rule 433) filed in accordance with the Securities Act (to the extent required thereby).

(e) This Agreement has been duly authorized, executed and delivered by the Issuer , and constitutes a valid, legal, and binding obligation of the Issuer, enforceable in accordance with its terms, except as rights to indemnity hereunder may be limited by federal or state securities laws and except as such enforceability may be limited by bankruptcy, insolvency, reorganization or similar laws affecting the rights of creditors generally, and subject to general principles of equity. The Issuer has full power and authority to enter into this Agreement and to authorize, issue and sell the Shares as contemplated by this Agreement.

(f) The Warrants are in the form of Exhibit A hereto and have been duly authorized by the Issuer, and when executed and delivered, will constitute a valid, legal, and binding obligation of the Issuer, enforceable in accordance with its terms, except as rights to indemnity hereunder may be limited by federal or state securities laws and except as such enforceability may be limited by bankruptcy, insolvency, reorganization or similar laws affecting the rights of creditors generally, and subject to general principles of equity.

(g) The Issuer has been duly organized and is validly existing as a corporation in good standing under the laws of the State of Delaware, with corporate power and authority to own or lease its properties and conduct its business as described in the Prospectus and the Disclosure Package. The Issuer has no subsidiaries. The Issuer is duly qualified to transact business and is in good standing in all jurisdictions in which the conduct of its business requires such qualification; except where the failure to be so qualified or to be in good standing would not, individually or in the aggregate, (i) have a material adverse effect on the condition (financial or otherwise), properties, assets, liabilities, rights, operations, earnings, business, management or prospects of the Issuer, whether or not arising from transactions in the ordinary course of business, (ii) prevent or materially interfere with consummation of the transactions contemplated hereby or (iii) prevent the Shares or the Warrant Shares from being accepted for listing on, or resulting in delisting of the Shares or the Warrant Shares from the NASDAQ Global Market (the occurrence of any of the foregoing events in clauses (i), (ii) or (iii) being a “Material Adverse Effect”).

(h) The outstanding shares of Common Stock of the Issuer have been duly authorized and validly issued and are fully paid and non-assessable; the Shares to be issued and sold by the Issuer have been duly authorized and when issued and paid for as contemplated herein will be validly issued, fully paid and non-assessable; and no preemptive or similar rights exist or are applicable with respect to any of the Shares or the issue and sale thereof. Neither the filing of the Registration Statement nor the offering or sale of the Shares as contemplated by this Agreement gives rise to any rights for or relating to the registration of any shares of Common Stock, other than such rights that have been waived or otherwise satisfied and disclosed in the Registration Statement, the Prospectus or the Disclosure Package. The Warrants to be sold by the Company to the Underwriters hereunder have been duly authorized, and when executed and delivered by the Company, will constitute valid and binding obligations of the Company enforceable in accordance with their terms. The Warrant Shares have been duly and validly authorized and reserved for issuance pursuant to the terms of the Warrants, and when issued by the Company upon valid exercise of the Warrants and payment of the exercise price, will be duly and validly issued, fully paid and nonassessable and free of any preemptive rights, rights of first refusal, registration rights or similar rights and will conform to the description thereof contained in the Prospectus or the Disclosure Package in all material respects.

(i) The information set forth under the caption “Capitalization” in the Prospectus and the Disclosure Package is true and correct in all material respects. All of the Shares conform to the description thereof contained in the Prospectus and the Disclosure Package in all material respects. Immediately after the issuance and sale of the Securities to the Underwriters, no shares of Preferred Stock of the Issuer shall be issued and outstanding and no holder of any shares of capital stock, securities convertible into or exchangeable or exercisable for capital stock or options, warrants or other rights to purchase capital stock or any other securities of the Issuer shall have any existing or future right to acquire any shares of Preferred Stock of the Issuer, except to the extent disclosed in the Registration Statement, the Prospectus and the Disclosure Package. All of the issued and outstanding shares of capital stock of the Issuer have been duly authorized and validly issued, are fully paid and non-assessable, have been issued in compliance in all material respects with all applicable securities laws, and were not issued in violation of any preemptive right, resale right, right of first refusal or similar right.

(j) The financial statements of the Issuer, together with related notes and schedules as set forth in the Registration Statement, the Prospectus and the Disclosure Package, present fairly in all material respects the financial position and the results of operations and cash flows of the Issuer, at the indicated dates and for the indicated periods. Such financial statements and related schedules have been prepared in accordance with U.S. generally accepted principles of accounting (“GAAP”), consistently applied throughout the periods involved, except as disclosed therein, and all adjustments necessary for a fair presentation of results for such periods have been made. There are no financial statements (historical or pro forma) that are required to be included in the Registration Statement, the Prospectus or the Disclosure Package that are not included as required. The summary financial data included in the Registration Statement, the Prospectus and the Disclosure Package presents fairly in all material respects the information shown therein and such data has been compiled on a basis consistent with the financial statements presented therein and the books and records of the Issuer. The pro forma financial statements, including the notes thereto, included in the Registration Statement, the Prospectus and the Disclosure Package include assumptions that provide a reasonable basis for presenting the significant effects directly attributable to the transactions and events described therein, the related pro forma adjustments give appropriate effect to those assumptions, and the pro forma adjustments reflect the proper application of those adjustments to the historical financial statement amounts in the pro forma financial statements included in the Registration Statement, the Preliminary Prospectus and the Prospectus. The pro forma financial statements, including the notes thereto, included in the Registration Statement, the Prospectus and the Disclosure Package comply as to form in all material respects with the applicable accounting requirements of Regulation S-X under the Act and the pro forma adjustments have been properly applied to the historical amounts in the compilation of those statements. No other financial statements are required to be included in the Registration Statement, the Disclosure Package or the Prospectus.

(k) The Issuer maintains a system of internal accounting controls sufficient to provide reasonable assurances that (i) transactions are executed in accordance with management’s general or specific authorization; (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with GAAP and to maintain accountability for assets; (iii) access to assets is permitted only in accordance with management’s general or specific authorization; and (iv) the recorded accountability for assets is compared with existing assets at reasonable intervals and appropriate action is taken with respect to any differences. The disclosure set forth in Item 9A of the Issuer’s Annual Report on Form 10-K filed on March 7, 2016 and in Item 4 of the Issuer’s Quarterly Report on Form 10Q filed on May 9, 2016, regarding its internal controls over financial reporting, is accurate and complete in all material respects and the Issuer is not aware of any material weakness in its internal controls over financial reporting.

(l) Deloitte & Touche LLP, which has certified certain financial statements of the Issuer and delivered its opinion with respect to the audited financial statements and schedules included in the Registration Statement and the Prospectus, is an independent registered public accounting firm with respect to the Issuer within the meaning of the Securities Act and the Rules and Regulations.

(m) There is no action, suit, claim or proceeding pending or, to the knowledge of the Issuer, threatened against the Issuer before any court or administrative or regulatory agency or otherwise (i) that is required to be described in the Registration Statement, the Prospectus or the Disclosure Package and is not so described or (ii) which, individually or in the aggregate, could reasonably be expected to have a Material Adverse Effect, except as set forth in the Registration Statement, the Prospectus and the Disclosure Package.

(n) No labor problem or dispute with the employees of the Issuer exists or, to the Issuer’s knowledge, is threatened or imminent, and the Issuer is not aware of any existing or imminent labor disturbance by the employees of any of its principal suppliers, manufacturers, contractors or customers, that might, individually or in the aggregate, have a Material Adverse Effect. To the Issuer’s knowledge, no union organizing activities are currently taking place concerning the employees of the Issuer and, there has been no material violation of any federal, state, local or foreign law relating to discrimination in the hiring, promotion or pay of employees, any applicable wage or hour laws or any provision of the Employee Retirement Income Security Act of 1974, as amended, or the rules and regulations promulgated thereunder concerning the employees of the Issuer.

(o) The Issuer has good and marketable title to all of the properties and assets reflected in the financial statements (or as described in the Prospectus and the Disclosure Package) hereinabove described, subject to no lien, mortgage, pledge, charge or encumbrance of any kind except those reflected in such financial statements (or as described in the Prospectus and the Disclosure Package) or which are not material in amount. The Issuer occupies its leased properties under valid and binding leases conforming in all material respects to the description thereof set forth in the Prospectus and the Disclosure Package.

(p) The Issuer has filed, or has properly requested extensions for, all material federal, state, local, foreign and other tax returns which have been required to be filed by or with respect to it, and has paid all taxes shown on said tax returns and all written assessments received by it to the extent that such taxes have become due and payable, except for any such taxes as are being contested in good faith and for which adequate reserves for accrual have been established in accordance with GAAP. All material amounts of the tax liabilities of the Issuer have been adequately provided for in the financial statements of the Issuer as required in accordance with GAAP, and the Issuer does not know of any actual or proposed additional material tax assessments.

(q) There are no transfer taxes or other similar fees or charges under federal law or the laws of any state, or any political subdivision thereof, required to be paid in connection with the execution and delivery of this Agreement or the issuance by the Issuer or sale by the Issuer of the Securities.

(r) Since the respective dates as of which information is given in the Registration Statement and the Prospectus, as it may be amended or supplemented, except as set forth in the Registration Statement and the Prospectus, or contemplated thereby, there has not been any material adverse change or any development involving a prospective change which has had or is reasonably likely to have, individually or in the aggregate, a Material Adverse Effect, whether or not arising from transactions in the ordinary course of business, and there has not been any material transaction entered into or any material transaction that is probable of being entered into by the Issuer, other than transactions described in the Prospectus and the Disclosure Package. The Issuer has no material contingent obligations or liabilities that are not disclosed in the Issuer’s financial statements in the Registration Statement and the Prospectus.

(s) Since the date of the most recent financial statements of the Issuer included in each of the Registration Statement, the Disclosure Package and the Prospectus (i) there has not been any change in the capital stock or long-term debt of the Issuer, or any dividend or distribution of any kind declared, set aside for payment, paid or made by the Issuer on any class of capital stock, or any material adverse change, or any development involving a prospective material adverse change, in or affecting the business, properties, prospects, earnings, rights, assets, management, financial position, or results of operations of the Issuer, other than stock issued, or equity awards granted, pursuant to the Company’s equity incentive plans disclosed in the Disclosure Package; (ii) the Issuer has not entered into any transaction or agreement that is material to the Issuer or incurred any liability or obligation, direct or contingent, that is material to the Issuer; and (iii) the Issuer has not sustained any material loss or interference with its business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor disturbance or dispute or any action, order or decree of any court or arbitrator or governmental or regulatory authority, except in each case as otherwise disclosed in each of the Registration Statement, the Disclosure Package and the Prospectus.

(t) The Issuer is not, nor with the giving of notice or lapse of time or both, will the Issuer be, in violation of or in default under (i) its Certificate of Incorporation (“Charter”) or Bylaws or (ii) any agreement, lease, contract, indenture or other instrument or obligation to which it is a party or by which it, or any of its properties, is bound and, in the case of this clause (ii), which default has had or is reasonably likely to have, individually or in the aggregate, a Material Adverse Effect. With respect to those agreements, leases, contracts, indentures or other instruments or obligations under clause (ii) above, which are material to the Issuer, the Issuer has not received or sent notice of termination or intentions to terminate, and no such termination has been threatened to the Issuer’s knowledge, except those that, individually or in the aggregate, have not had and are not reasonably likely to have a Material Adverse Effect. The execution and delivery of this Agreement and the consummation of the transactions herein contemplated and the fulfillment of the terms hereof will not conflict with or result in a breach of any of the terms or provisions of, or constitute a default under, (x) any contract, indenture, mortgage, deed of trust or other agreement or instrument to which the Issuer is a party, (y) the Charter or Bylaws of the Issuer or (z) any order, rule or regulation applicable to the Issuer of any court or of any regulatory body or administrative agency or other governmental body having jurisdiction over the Issuer, except in the case of clauses (x) and (z) where such conflict, breach or default would not individually or in the aggregate have a Material Adverse Effect.

(u) No approval, consent, order, authorization, designation, declaration or filing by or with any regulatory, administrative or other governmental body is necessary in connection with the execution and delivery by the Issuer of this Agreement and the consummation of the transactions contemplated hereby (except such as have been already obtained or made and are in full force and effect, or such additional steps as may be required by the Commission, the Financial Industry Regulatory Authority, Inc. (“FINRA”) or the NASDAQ Global Market, or such additional steps as may be necessary to qualify the Securities for public offering by the Underwriters under state securities or Blue Sky laws).

(v) The Issuer has all licenses, certifications, permits, franchises, approvals, clearances, exemptions and other regulatory authorizations (“Permits”) from governmental authorities as are necessary to conduct its businesses as currently conducted and to own, lease and operate its properties in the manner described in the Prospectus and the Disclosure Package. There is no claim, proceeding or controversy, pending or, to the knowledge of the Issuer, threatened, involving the status of or sanctions under any of the Permits which, individually or in the aggregate, if the subject of an unfavorable decision, ruling or finding, would have a Material Adverse Effect. The Issuer (and to Issuer’s knowledge, after reasonable inquiry, each third party carrying out activities on Issuer’s behalf) has fulfilled and performed all of its material obligations with respect to the Permits, and to the Issuer’s knowledge, no event has occurred which allows, or after notice or lapse of time would allow, the revocation, termination, modification or other impairment of the rights of the Issuer under such Permits or of any Permit of any third party carrying out activities on Issuer’s behalf.

(w) To the Issuer’s knowledge, there are no affiliations or associations between any member of FINRA and any of the Issuer’s officers, directors or 5% or greater security holders, required to be disclosed in the Registration Statement, except as set forth in the Registration Statement.

(x) Neither the Issuer, nor to the Issuer’s knowledge, any of its affiliates, has taken or may take, directly or indirectly, any action designed to cause or result in, or which has constituted or which might reasonably be expected to constitute, the stabilization or manipulation of the price of the shares of Common Stock to facilitate the sale or resale of the Securities. The Issuer acknowledges that the Underwriters may engage in passive market making transactions in the Shares on the NASDAQ Global Market in accordance with Regulation M under the Exchange Act.

(y) The Issuer is not an “investment company” within the meaning of such term under the Investment Issuer Act of 1940, and the rules and regulations of the Commission thereunder (collectively, the “1940 Act”).

(z) All documents filed by the Issuer pursuant to Sections 12, 13, 14 or 15 of the Exchange Act and incorporated or deemed to be incorporated by reference into the Registration Statement, any Preliminary Prospectus, the Disclosure Package or the Prospectus, when they became effective or were filed with the Commission, as the case may be, complied in all material respects with the requirements of the Securities Act or the Exchange Act, as applicable and were filed on a timely basis with the Commission, and none of such documents contained an untrue statement of a material fact or omitted to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.

(aa) The Issuer carries, or is covered by, insurance in such amounts and covering such risks as is adequate in all material respects for the conduct of its business and the value of its properties and as is customary for companies engaged in similar industries. All policies of insurance insuring the Issuer or any of its business, assets, employees, officers and directors are in full force and effect, and the Issuer is in compliance with the terms of such policies in all material respects. There are no material claims by the Issuer under any such policy or instrument as to which an insurance company is denying liability or defending under a reservation of rights clause.

(bb) The Issuer and its applicable employee benefit plans are in compliance in all material respects with all presently applicable provisions of the Employee Retirement Income Security Act of 1974, as amended, including the regulations and published interpretations thereunder (“ERISA”); no “reportable event” (as defined in ERISA) has occurred with respect to any “pension plan” (as defined in ERISA) for which the Issuer could have any liability; the Issuer has not incurred and does not expect to incur liability under (i) Title IV of ERISA with respect to termination of, or withdrawal from, any “pension plan” or (ii) Sections 412 or 4971 of the Internal Revenue Code of 1986, as amended, including the regulations and published interpretations thereunder (the “Code”); and each “pension plan” for which the Issuer would have any liability that is intended to be qualified under Section 401(a) of the Code is so qualified and nothing has occurred, whether by action or by failure to act, which could reasonably be expected to cause the loss of such qualification.

(cc) Other than as contemplated by this Agreement, the Issuer has not incurred any liability for any finder’s or broker’s fee, or agent’s commission in connection with the execution and delivery of this Agreement or the consummation of the transactions contemplated hereby.

(dd) The Issuer does not own, directly or indirectly, any shares of capital stock and does not have any other equity or ownership or proprietary interest in any corporation, partnership, association, trust, limited liability company, joint venture or other similar entity.

(ee) There are no statutes, regulations, contracts or other documents (including, without limitation, any stockholders’ agreement, investor rights agreement or voting agreement) that are required to be described in the Registration Statement, the Prospectus or the Disclosure Package or to be filed as exhibits to the Registration Statement that are not described or filed as required. The Issuer has not sent or received any notice indicating the termination of or intention to terminate any of the contracts or agreements referred to or described in the Registration Statement, Prospectus or the Disclosure Package, or filed as an exhibit to the Registration Statement, and no such termination has been threatened by the Issuer or any other party to any such contract or agreement, in each case except to the extent described in the Registration Statement, Prospectus or the Disclosure Package.

(ff) The Issuer (A) is not in violation of any statute, any rule, regulation, decision or order of any governmental agency or body or any court, domestic or foreign, relating to the use, disposal or release of hazardous chemicals, toxic substances or radioactive and biological materials or relating to the protection or restoration of the environment or human exposure to hazardous chemicals, toxic substances or radioactive and biological materials (collectively, “Environmental Laws”), and (B) does not own or operate any real property contaminated with any substance that is subject to any Environmental Laws, is not liable for any off-site disposal or contamination pursuant to any Environmental Laws, nor is subject to any claim relating to any Environmental Laws, which violation, contamination, liability or claim, in each case as would individually or in the aggregate have a Material Adverse Effect; and the Issuer is not aware of any pending investigation which might lead to such a claim.

(gg) No payments or inducements have been made or given, directly or indirectly, to any federal or local official or candidate for, any federal or state office in the United States or foreign offices by the Issuer, by any of its officers, directors, employees or agents or, to the knowledge of the Issuer, by any other person in connection with any opportunity, contract, permit, certificate, consent, order, approval, waiver or other authorization relating to the business of the Issuer, except for such payments or inducements as were lawful under applicable laws, rules and regulations. Neither the Issuer, nor, to the knowledge of the Issuer, any director, officer, agent, employee or other person associated with or acting on behalf of the Issuer has, (i) used any corporate funds for any unlawful contribution, gift, entertainment or other unlawful expense relating to political activity; (ii) made any direct or indirect unlawful payment to any government official or employee from corporate funds; (iii) violated or is in violation of any provision of the Foreign Corrupt Practices Act of 1977; or (iv) made any bribe, unlawful rebate, payoff, influence payment, kickback or other unlawful payment in connection with the business of the Issuer.

(hh) Except to the extent described in the Prospectus and the Disclosure Package, the Issuer owns, licenses, or otherwise has rights in all United States and foreign patents, trademarks, service marks, tradenames, copyrights, trade secrets and other proprietary rights necessary for the conduct of its business as currently carried on and as proposed to be carried on as described in the Prospectus and the Disclosure Package (collectively and together with any applications or registrations for the foregoing, the “Intellectual Property”). Except as specifically described in the Prospectus and the Disclosure Package, (i) no third parties have obtained or will be able to establish any interest in or rights to any such Intellectual Property from the Issuer, other than licenses granted in the ordinary course; (ii) to the Issuer’s knowledge, there is no infringement, misappropriation, or other violation by third parties of any such Intellectual Property; (iii) there is no pending or, to the Issuer’s knowledge, threatened action, suit, proceeding or claim by others challenging the Issuer’s rights in or to any such Intellectual Property, and the Issuer is unaware of any facts which would form a basis for any such claim; (iv) there is no pending or, to the Issuer’s knowledge, threatened action, suit, proceeding or claim by others challenging the validity, enforceability, or scope of any such Intellectual Property, and the Issuer is unaware of any facts which would form a basis for any such claim; (v) there is no prior, pending or, to the Issuer’s knowledge, threatened action, suit, proceeding or claim by others that the Issuer has infringed, misappropriated or violated, does infringe, misappropriate or otherwise violate, or would upon further development or commercialization of any product, product candidates, or services described in the Prospectus and the Disclosure Package as under development, infringe, misappropriate or violate, any Intellectual Property of others, and the Issuer is unaware of any facts which would form a basis for any such claim; (vi) to the Issuer’s knowledge there is no patent or patent application that contains claims that would interfere with or cover (or may interfere with or cover) the claims of any patent or patent application included in the Issuer Intellectual Property described in the Prospectus or the Disclosure Package or that interferes with the issued or pending claims of any such Intellectual Property; (vii) there is no prior art or public or commercial activity of which the Issuer is aware that may render any patent held by the Issuer invalid or that would preclude the issuance of any patent on any patent application held by the Issuer unpatentable which has not been disclosed to the U.S. Patent and Trademark Office or, if required to be disclosed, to a relevant foreign patent authority, as the case may be; (viii) the Issuer has not committed any act or omitted to undertake any act the effect of such commission or omission would render the Intellectual Property invalid or unenforceable in whole or in part; (ix) to the Issuer’s knowledge, the claims of the issued patents included in its Intellectual Property are valid and enforceable and the Issuer is unaware of any facts that would preclude the issuance of a valid and enforceable patent on any pending application included in the Issuer’s Intellectual Property; (x) the manufacture, use and sale of the products or product candidates described in the Prospectus and the Disclosure Package as under development by the Issuer fall within the scope of one or more claims of the patents or patent applications included in the Issuer’s Intellectual Property; (xi) the Issuer has taken reasonable steps necessary to secure the interest of the Issuer in its Intellectual Property purported to be owned by the Issuer from any employees, consultants, agents or contractors that developed (in whole or in part) such Intellectual Property; (xii) there are no outstanding options, licenses or agreements of any kind relating to the Issuer’s Intellectual Property or Intellectual Property of any other person or entity that are required to be described in the Prospectus and the Disclosure Package that are not so described therein; and (xiii) no governmental agency, facilities or resources of a university, college, other educational institution or research center has asserted any claim or right in or to any such Issuer’s Intellectual Property. To the Issuer’s knowledge, none of the technology employed by the Issuer has been obtained or is being used by the Issuer in violation of the rights of any person or third party.

(ii) The conduct of business by the Issuer complies, and at all times has complied, in all material respects with federal, state, local and foreign laws (whether national or regional), statutes, ordinances, rules, regulations, decrees, orders, Permits and other similar items (“Laws”) applicable to its business and operations, including, without limitation, (a) the Federal Food, Drug and Cosmetic Act (the “FD&C Act”), (b) the Occupational Safety and Health Act, (c) the Environmental Protection Act, the Toxic Substances Control Act and Laws applicable to hazardous or regulated substances and radioactive or biologic materials (d) the federal Anti-Kickback Statute, (e) the False Claims Act, (f) the Stark law, (g) the Health Insurance Portability and Accountability Act of 1996 as amended by the Health Information Technology for

Economic and Clinical Health Act, (h) the federal False Statements Act, (i) the federal Program Fraud Civil Penalties Act, (j) the Public Health Service Act, (k) licensing and certification Laws covering any aspect of the business or operations of the Issuer, (l) similar federal, state, local and foreign (whether national or regional) Laws and (m) the regulations promulgated pursuant to all such Laws. The Issuer has not received any written notification asserting, nor has knowledge of, any present or past failure by it to comply with, or violation of, any such Laws.

(jj) Except to the extent disclosed in the Registration Statement, the Prospectus and the Disclosure Package (and to the Issuer’s knowledge, after due inquiry, with respect to such trials, studies or tests conducted, monitored, or supervised by third parties), the pre-clinical, clinical, and other studies, tests and research conducted by or on behalf of or sponsored by the Issuer are, and at all times have been, conducted in all material respects in accordance with the FD&C Act and the regulations and guidelines promulgated thereunder, including all U.S. Food and Drug Administration (“FDA”) regulations and guidelines governing clinical trials, including good laboratory practice and good clinical practice regulations, as well as other applicable federal, state, local and foreign (whether national or regional) Laws, and consistent with the protocols submitted to the FDA or any other applicable regulatory authority and procedures and controls generally used by qualified experts in the pre-clinical and clinical development of drugs. The descriptions of the results of such trials, studies, tests and research that have been submitted to the FDA or other governmental authority as the basis for a Permit are accurate and complete in all material respects and fairly present the data derived from such trials, studies, tests and research, and the Issuer does not have any knowledge of any other trials, studies, tests or research the results of which are materially inconsistent with or otherwise call into question the results described or referred to in the Registration Statement, the Prospectus and the Disclosure Package. Except to the extent disclosed in the Registration Statement, the Prospectus and the Disclosure Package, no safety concerns have emerged with respect to any clinical or pre-clinical trials, studies, tests or research that are described in the Registration Statement, the Prospectus and the Disclosure Package, or the results of which are referred to in the Registration Statement and the Prospectus, and the Issuer has reported all adverse events and potential safety concerns that are required by Law to be reported to FDA or any other applicable regulatory authority. Except to the extent disclosed in the Registration Statement, the Prospectus and the Disclosure Package, the Issuer has not received any notices or other correspondence from the FDA or any other governmental agency with respect to any clinical or pre-clinical trials, studies, tests or research that are described in the Registration Statement, the Prospectus and the Disclosure Package or the results of which are referred to in the Registration Statement and the Prospectus that require the termination, suspension, delay or modification of such trials, studies, tests or research, otherwise require the Issuer to engage in any remedial activities with respect to such trials, studies, tests or research, or threaten to impose or actually impose any fines or other disciplinary actions.

(kk) All the operations of the Issuer, and, to the best of the Issuer’s knowledge, all the manufacturing facilities and operations of the Issuer’s suppliers and manufacturers of product candidates and the components thereof that are intended to be used in clinical trials are in compliance in all material respects with applicable FDA and other governmental regulations, including current good manufacturing practice regulations and applicable standards set forth in FDA guidance documents, the FD&C Act and other applicable federal, state, local or foreign (whether national or regional) Laws.

(ll) The information contained in the Registration Statement and the Prospectus that constitutes “forward-looking” information within the meaning of the Securities Act was made by the Issuer on a reasonable basis and reflect the Issuer’s good faith belief and/or estimate of the matters described therein.

(mm) The operations of the Issuer are and have been conducted at all times in compliance with applicable financial recordkeeping and reporting requirements of the USA Patriot Act, the Bank Secrecy Act of 1970, as amended, the money laundering statutes of all applicable jurisdictions, the rules and regulations thereunder and any related or similar rules, regulations or guidelines, issued, administered or enforced by any governmental agency (collectively, the “Money Laundering Laws”); and no action, suit or proceeding by or before any court or governmental agency, authority or body or any arbitrator or non-governmental authority involving the Issuer with respect to the Money Laundering Laws is pending or, to the Issuer’s knowledge, threatened.

(nn) None of the Issuer and, to the knowledge of the Issuer, any director, officer, agent, employee or affiliate of the Issuer is currently the subject or the target of any applicable sanctions administered or enforced by the U.S. Government (including, without limitation, the Office of Foreign Assets Control of the U.S. Department of the Treasury (“OFAC”)), the United Nations Security Council (“UNSC”), the European Union, Her Majesty’s Treasury (“HMT”), or other relevant sanctions authority (collectively, “Sanctions”), nor is the Issuer located, organized or resident in a country or territory that is the subject or target of Sanctions; and the Issuer will not directly or indirectly knowingly use the proceeds of the offering hereunder, or knowingly lend, contribute or otherwise make available such proceeds to any subsidiary, joint venture partner or other person or entity (i) to fund any activities of or business with any person, or in any country or territory, that, at the time of such funding, is the subject of Sanctions or (ii) in any other manner that will result in a violation by any person (including any person participating in the transaction, whether as underwriter, advisor, investor or otherwise) of Sanctions.

(oo) Neither the Issuer nor, to the knowledge of the Issuer, any director, officer, agent, employee or affiliate of the Issuer, is a person that is, or is 50% or more owned or otherwise controlled by a person that is: (i) the subject of any Sanctions; or (ii) located, organized or resident in a country or territory that is, or whose government is, the subject of Sanctions that broadly prohibit dealings with that country or territory (currently, the Crimea region of Ukraine, Cuba, Iran, North Korea, Sudan, and Syria) (collectively, “Sanctioned Countries” and each, a “Sanctioned Country”).

(pp) Except as has been disclosed to the Underwriters or is not material to the analysis under any Sanctions, to the Issuer’s knowledge the Issuer has not engaged in any dealings or transactions with or for the benefit of a Sanctioned Person, or with or in a Sanctioned Country, in the preceding five years, nor does the Issuer have any plans to increase its dealings or transactions with Sanctioned Persons, or with or in Sanctioned Countries.

(qq) All statistical or market-related data included in the Registration Statement, the Disclosure Package and the Prospectus are based on or derived from sources that the Issuer reasonably and in good faith believes to be reliable and accurate.

(rr) Neither the issuance, sale and delivery of the Securities nor the application of the proceeds thereof by the Issuer as described in each of the Registration Statement, the Disclosure Package and the Prospectus will violate Regulation T, U or X of the Board of Governors of the Federal Reserve System.

(ss) There is and has been no failure on the part of the Issuer and any of the Issuer’s directors or officers, in their capacities as such, to comply with any provision of the Sarbanes-Oxley Act of 2002 and the rules and regulations promulgated in connection therewith (the “Sarbanes-Oxley Act”), including Section 402 relating to loans and Sections 302 and 906 relating to certifications.

(tt) The Issuer has established and maintains “disclosure controls and procedures” (as defined in Rules 13a-15(e) and 15d-15(e) of the Exchange Act; the Issuer’s “disclosure controls and procedures” are reasonably designed to ensure that all information (both financial and non-financial) required to be disclosed by the Issuer in the reports that it will file or furnish under the Exchange Act is recorded, processed, summarized and reported within the time periods specified in the rules and regulations of the Commission, including controls and procedures reasonably designed to ensure that such information is accumulated and communicated to the Issuer’s management as appropriate to allow timely decisions regarding required disclosure and to make the certifications of the Chief Executive Officer and Chief Financial Officer of the Issuer required under the Exchange Act with respect to such reports.

(uu) There are no business relationships or related-party transactions involving the Issuer or any other person required to be described in the Prospectus and the Disclosure Package which have not been described as required.

(vv) There are no outstanding loans, advances (except normal advances for business expenses in the ordinary course of business) or guarantees of indebtedness by the Issuer to or for the benefit of any of the officers or directors of the Issuer or any of their respective family members, except as disclosed in the Prospectus and the Disclosure Package. The Issuer has not directly or indirectly extended or maintained credit, arranged for the extension of credit, or renewed an extension of credit, in the form of a personal loan to or for any director or executive officer of the Issuer.

(ww) The section entitled “Management’s Discussion and Analysis of Financial Condition and Results of Operation – Critical Accounting Policies” in the Registration Statement, the Prospectus and the Disclosure Package fairly summarizes the accounting policies which the Issuer believes are the most important in the portrayal of the financial condition and results of operations of the Issuer and which require management’s most difficult, subjective or complex judgments.

(xx) Neither the Issuer nor any of its affiliates has, prior to the date hereof, made any offer or sale of any securities which could be “integrated” for purposes of the Securities Act or the rules and regulations promulgated thereunder with the offer and sale of the Securities pursuant to the Registration Statement. Except as disclosed in the Prospectus and the Disclosure Package, neither the Issuer nor any of its affiliates has sold or issued any security during the six-month period preceding the date of the Prospectus, including but not limited to any sales pursuant to Rule 144A or Regulation D or S under the Securities Act, other than (i) shares of Common Stock issued pursuant to employee benefit plans, qualified stock option plans or the employee compensation plans or pursuant to outstanding options, rights or warrants or (ii) as otherwise described in the Registration Statement, the Prospectus and the Disclosure Package.

(yy) Since December 20, 2013, through the date hereof, the Issuer has been and is an “emerging growth company,” as defined in Section 2(a) of the Securities Act (an “Emerging Growth Company”).

(zz) The interactive data in eXtensible Business Reporting Language included or incorporated by reference in the Registration Statement fairly presents the information called for in all material respects and has been prepared in accordance with the Commission’s rules and guidelines applicable thereto.

Any certificate signed by any officer of the Issuer and delivered to the Representative or counsel for the Underwriters in connection with the offering of the Securities contemplated hereby shall be deemed a representation and warranty by the Issuer to each Underwriter and shall be deemed to be a part of this Section 1 and incorporated herein by this reference.

2. PURCHASE, SALE AND DELIVERY OF THE FIRM SECURITIES.

(a) On the basis of the representations, warranties and covenants herein contained, and subject to the conditions herein set forth, the Issuer agrees to sell to the Underwriters and each Underwriter agrees, severally and not jointly, to purchase from the Issuer the respective number of Firm Securities set forth such Underwriter’s name in Schedule I hereto, subject to adjustments in accordance with Section 9 hereof, at a price per share and accompanying warrant of $2.256.

(b) Payment for the Firm Securities to be sold hereunder is to be made in immediately available funds against delivery of Firm Securities to the Representative for the several accounts of the Underwriters. Such payment is to be made through the facilities of the Depository Trust Company, New York, New York at 10:00 a.m., New York time, on the third business day after the date of this Agreement or at such other time and date not later than five business days thereafter as you and the Issuer shall agree upon, such time and date being herein referred to as the “Closing Date.” Delivery of the Shares shall be made through the facilities of the Depository Trust Company and delivery of the Warrants shall be made by physical delivery to be received by the Representative no later than two (2) business days following the Closing Date. As used herein, “business day” means a day on which the New York Stock Exchange is open for trading and on which banks in New York are open for business and are not permitted by law or executive order to be closed.

(c) In addition, on the basis of the representations and warranties herein contained and subject to the terms and conditions herein set forth, the Issuer hereby grants an option to the several Underwriters to purchase the Option Securities solely to cover over-allotments at the price per share and accompanying warrant as set forth in the first paragraph of this Section. The option granted hereby may be exercised in whole or in part, once or on multiple occasions, by giving written notice (i) at any time before the Closing Date and (ii) only once thereafter within 30 days after the date of this Agreement, by you, as the Representative of the several Underwriters, to the Issuer setting forth the number of Option Securities as to which the several Underwriters are exercising the option, the names and denominations in which the Option Securities are to be registered and the time and date at which such Option Securities are to be delivered. The time and date at which the Option Securities are to be delivered shall be determined by the Representative but shall not be earlier than three nor later than 10 full business days after the exercise of such option, nor in any event prior to the Closing Date (such time and date being herein referred to as an “Option Closing Date”). If the date of exercise of the option is three or more days before the Closing Date, the notice of exercise shall set the Closing Date as the Option Closing Date. The number of Option Securities to be purchased by each

Underwriter shall be in the same proportion to the total number of Option Securities being purchased as the number of Firm Securities being purchased by such Underwriter bears to the total number of Firm Securities, adjusted by you in such manner as to avoid fractional shares. You, as the Representative of the several Underwriters, may cancel such option at any time prior to its expiration by giving written notice of such cancellation to the Issuer. To the extent, if any, that the option is exercised, payment for the Option Securities shall be made on an Option Closing Date in immediately available funds through the facilities of the Depository Trust Company in New York, New York drawn to the order of the Issuer.

3. OFFERING BY THE UNDERWRITERS.

It is understood that the several Underwriters are to make a public offering of the Firm Securities as soon as the Representative deems it advisable to do so. The Firm Securities are to be initially offered to the public at the initial public offering price set forth in the Prospectus. To the extent, if at all, that any Option Securities are purchased pursuant to Section 2 hereof, the Underwriters will offer them to the public on the foregoing terms.

It is further understood that you will act as the Representative for the Underwriters in the offering and sale of the Securities in accordance with a Master Agreement Among Underwriters entered into by you and the several other Underwriters.

4. COVENANTS.

(a) The Issuer covenants and agrees with the several Underwriters that it will (i) prepare and timely file with the Commission under Rule 424(b) of the Rules and Regulations a Prospectus in a form approved by the Representative containing information previously omitted at the time of effectiveness of the Registration Statement in reliance on Rule 430A, Rule 430B or Rule 430C of the Rules and Regulations; (ii) not file any amendment to the Registration Statement or supplement to the Prospectus, any Preliminary Prospectus or any Issuer Free Writing Prospectus of which the Representative shall not previously have been advised and furnished with a copy or to which the Representative shall have reasonably objected in writing or which is not in compliance with the Rules and Regulations; and (iii) file on a timely basis all reports and any definitive proxy or information statements required to be filed by the Issuer with the Commission subsequent to the date of the Prospectus and prior to the termination of the offering of the Securities by the Underwriters.

(b) The Issuer has not distributed and without the prior consent of the Representative, it will not distribute any prospectus or other written offering material (including, without limitation, any offer relating to the Securities that would constitute a Free Writing Prospectus) in connection with the offering and sale of the Securities, other than the materials referred to in Section 1(a). Each Underwriter represents and agrees that it has not made and, without the prior consent of the Issuer and the Representative, it will not make, any offer relating to the Offered Securities that would constitute an Issuer Free Writing Prospectus. Any such Issuer Free Writing Prospectus the use of which has been consented to by the Issuer and the Representative is listed on Schedule II(a) or Schedule II(b) hereto. The Issuer has complied and will comply with the requirements of Rule 433 under the Securities Act applicable to any Issuer Free Writing Prospectus, including timely filing with the Commission or retention where required and legending. The Issuer represents that it has satisfied and agrees that it will satisfy the conditions under Rule 433 under the Securities Act to avoid a requirement to file with the Commission any electronic road show. The Issuer agrees that if at any time following issuance of an Issuer Free Writing Prospectus any event occurred or occurs as a result of which any Issuer Free Writing Prospectus which is then in use would conflict with the information in the Registration Statement, the Pricing Prospectus or the Prospectus or would include an untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in light of the circumstances then prevailing, not misleading, the Issuer will give prompt notice thereof to the Representative and, if requested by the Representative, will prepare and furnish without charge to each Underwriter an Issuer Free Writing Prospectus or other document which will correct such conflict, statement or omission.

(c) The Issuer will not take, directly or indirectly, any action designed to cause or result in, or that has constituted or might reasonably be expected to constitute, the stabilization or manipulation of the price of any securities of the Issuer.

(d) The Issuer will advise the Representative promptly (i) when the Registration Statement or any post-effective amendment thereto shall have become effective; (ii) of receipt of any comments from the Commission; (iii) of any request of the Commission for amendment of the Registration Statement or for supplement to the Prospectus or for any additional information; and (iv) of the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or the use of the Prospectus or of the institution of any proceedings for that purpose. The Issuer will use its reasonable best efforts to prevent the issuance of any such stop order preventing or suspending the use of the Prospectus and to obtain as soon as possible the lifting thereof, if issued.

(e) The Issuer will cooperate with the Representative in endeavoring to qualify the Securities for sale under (or obtain exemptions from the application of) the securities laws of such jurisdictions as the Representative may reasonably have designated in writing and will make such applications, file such documents, and furnish such information as may be reasonably required for that purpose, provided the Issuer shall not be required to (i) qualify as a foreign corporation or other entity or as a dealer in securities in any such jurisdiction where it would not otherwise be required to so qualify, (ii) file any general consent to service of process in any such jurisdiction or (iii) subject itself to taxation in any such jurisdiction if it is not otherwise so subject. The Issuer will, from time to time, prepare and file such statements, reports, and other documents, as are or may be required to continue such qualifications in effect for so long a period as the Representative may reasonably request for distribution of the Securities.

(f) The Issuer will deliver to, or upon the order of, the Representative, from time to time, as many copies of any Preliminary Prospectus and any Issuer Free Writing Prospectuses as the Representative may reasonably request. The Issuer will deliver to, or upon the order of, the Representative during the period when delivery of a Prospectus is required under the Securities Act, as many copies of the Prospectus in final form, or as thereafter amended or supplemented, as the Representative may reasonably request. At the request of the Representative, the Issuer will deliver to the Representative at or before the Closing Date, four copies of the signed Registration Statement and all amendments thereto including all exhibits filed therewith, and will deliver to the Representative such number of copies of the Registration Statement (including such number of copies of the exhibits filed therewith that may reasonably be requested) and of all amendments thereto, as the Representative may reasonably request.

(g) The Issuer will comply with the Securities Act and the Rules and Regulations, and the Exchange Act, and the rules and regulations of the Commission thereunder, so as to permit the completion of the distribution of the Securities as contemplated in this Agreement and the Prospectus. If the Pricing Prospectus is being used to solicit offers to buy Securities at a time when the Prospectus is not yet available to prospective purchasers and any event shall occur as a result of which, in the judgment of the Issuer or in the reasonable opinion of the Underwriters, it becomes necessary to amend or supplement the Pricing Prospectus in order to make the statements therein (taken together with the Issuer Free Writing Prospectuses and other documents listed in Schedule II(a) hereto), in the light of the circumstances existing at such time, not misleading, or any event shall occur as a result of which, the information in the Pricing Prospectus (taken together with the Issuer Free Writing Prospectuses and other documents listed in Schedule II(a) hereto) conflicts with information contained in the Registration Statement then on file or if it is necessary at any time to amend or supplement the Pricing Prospectus (taken together with the Issuer Free Writing Prospectuses and other documents listed in Schedule II(a) hereto) to comply with any law, the Issuer promptly will prepare and file with the Commission an appropriate amendment to the Registration Statement or supplement to the Pricing Prospectus so that the Pricing Prospectus as so amended or supplemented will not, in the light of the circumstances at such time, be misleading, or so that the Pricing Prospectus will comply with the law. If during the period in which a prospectus is required by law to be delivered by an Underwriter or dealer (or in lieu thereof the notice referred to in Rule 173 under the Securities Act), any event shall occur as a result of which, in the judgment of the Issuer or in the reasonable opinion of the Underwriters, it becomes necessary to amend or supplement the Prospectus in order to make the statements therein, in the light of the circumstances existing at the time the Prospectus (or in lieu thereof the notice referred to in Rule 173 under the Securities Act) is delivered to a purchaser, not misleading, or, if it is necessary at any time to amend or supplement the Prospectus to comply with any law, the Issuer promptly will prepare and file with the Commission an appropriate amendment to the Registration Statement or supplement to the Prospectus so that the Prospectus as so amended or supplemented will not, in the light of the circumstances when it (or in lieu thereof the notice referred to in Rule 173 under the Securities Act) is so delivered, be misleading, or so that the Prospectus will comply with the law.

(h) [reserved]

(i) The Issuer will make generally available to its security holders, as soon as it is practicable to do so, but in any event not later than 15 months after the effective date of the Registration Statement, an earnings statement (which need not be audited) in reasonable detail, covering a period of at least 12 consecutive months beginning after the effective date of the Registration Statement, which earning statement shall satisfy the requirements of Section 11(a) of the Securities Act and Rule 158 of the Rules and Regulations.

(j) Prior to the Closing Date, the Issuer will furnish to the Underwriters, as soon as they have been prepared by or are available to the Issuer, a copy of any unaudited interim financial statements of the Issuer for any period subsequent to the period covered by the most recent financial statements appearing in the Registration Statement and the Prospectus.

(k) Beginning on the date hereof and ending on, and including, the date that is 90 days after the date of the Prospectus (the “Lock-Up Period”), without the prior written consent of Guggenheim Securities, LLC, the Issuer will not (i) issue, sell, offer to sell, contract or agree to sell, hypothecate, pledge, grant any option to purchase or otherwise dispose of or agree to dispose of, directly or indirectly, or establish or increase a put equivalent position or liquidate or decrease a call equivalent position within the meaning of Section 16 of the Exchange Act and the rules and regulations of the Commission promulgated thereunder, with respect to, any common stock of the Issuer or any other securities of the Issuer that are substantially similar to its common stock, or any securities convertible into or exchangeable or exercisable for, or any warrants or other rights to purchase, the foregoing, (ii) file or cause to become effective a registration statement under the Securities Act relating to the offer and sale of any common stock of the Issuer or any other securities of the Issuer that are substantially similar to its common stock, or any securities convertible into or exchangeable or exercisable for, or any warrants or other rights to purchase, the foregoing, other than any registration statement on Form S-8 filed to register securities to be offered under any of the Issuer’s employee benefit or equity incentive plans disclosed in the Registration Statement; (iii) enter into any swap or other arrangement that transfers to another, in whole or in part, any of the economic consequences of ownership of common stock of the Issuer or any other securities of the Issuer that are substantially similar to its common stock, or any securities convertible into or exchangeable or exercisable for, or any warrants or other rights to purchase, the foregoing, whether any such transaction is to be settled by delivery of common stock of the Issuer or any other securities, in cash or otherwise or (iv) publicly announce an intention to effect any transaction specified in clause (i), (ii) or (iii), except, in each case, for (A) the registration of the offer and sale of the Securities as contemplated by this Agreement, (B) issuances of common stock of the Issuer upon the conversion of securities or the exercise of options or warrants disclosed as outstanding in the Registration Statement (excluding the exhibits thereto), Disclosure Package and the Prospectus, or (C) issuances of common stock of the Issuer (including pursuant to restricted stock awards, restricted stock units and upon the exercise of options) and grants of equity-based awards pursuant to any employee stock option plan, employee stock incentive plan, employee stock purchase plan, employee dividend reinvestment plan or any other employee benefit plan of the Issuer described in the Disclosure Package and the Prospectus.

(l) The Issuer will use its reasonable best efforts to list, subject to notice of issuance, the Shares and any Warrant Shares on the NASDAQ Global Market.

(m) The Issuer has caused each officer and director to furnish to you, on or prior to the date of this agreement, a letter or letters, in form and substance satisfactory to the Underwriters, pursuant to which each such person shall agree not to offer, sell, sell short or otherwise dispose of any shares of Common Stock of the Issuer or other capital stock of the Issuer, or any other securities convertible, exchangeable or exercisable for Common Shares or derivative of Common Shares owned by such person or request the registration for the offer or sale of any of the foregoing (or as to which such person has the right to direct the disposition of) for a period of 90 days after the date of this Agreement, directly or indirectly, except with the prior written consent of Guggenheim Securities, LLC (“Lockup Agreements”).

(n) The Issuer shall apply the net proceeds of its sale of the Securities in all material respects as described under the heading “Use of Proceeds” in the Prospectus and the Disclosure Package and shall report with the Commission with respect to the sale of the Securities and the application of the proceeds therefrom as may be required in accordance with Rule 463 under the Securities Act.

5. COSTS AND EXPENSES.

The Issuer will pay all costs, expenses and fees incident to the performance of the obligations of the Issuer under this Agreement, including, without limiting the generality of the foregoing, the following: (i) accounting fees of the Issuer; (ii) the fees and disbursements of counsel for the Issuer; (iii) the cost of preparing and printing and delivering to, or as requested by, the Underwriters copies of the Registration Statement, the Preliminary Prospectuses, the Pricing Prospectus, any Issuer Free Writing Prospectus, the Prospectus, the qualification of the Securities for offering and sale under state or foreign laws and the determination of their eligibility for investment under state or foreign securities or Blue Sky law (including the reasonable legal fees and filing fees and other disbursements of outside counsel for the Underwriters) and the printing and furnishing of copies of any blue sky surveys or legal investment surveys to the Underwriters and to dealers; (iv) the filing fees of the Commission and any stock or transfer taxes and stamp or similar duties payable upon the sale, issuance or delivery of the Securities to the Underwriters and the costs and expenses of qualifying the Shares and Warrant Shares for inclusion in the book-entry settlement system of the Depositary Trust Company; (v) the filing fees and expenses (including reasonable legal fees of outside counsel for the Underwriters and disbursements) incident to securing any required review by FINRA of the terms of the sale of the Securities; (vi) the preparation and filing of the Exchange Act Registration Statement, including any amendments thereto; (vii) the listing fee of the NASDAQ Global Market and any related fees; (viii) the costs and expenses of the Issuer relating to presentations or meetings undertaken in connection with the marketing of the offering and sale of the Securities to prospective investors and the Underwriters’ sales forces, including, without limitation, expenses associated with the production of road show slides and graphics, fees and expenses of any consultants engaged in connection with the road show presentations, and travel, lodging and other expenses incurred by the officers of the Issuer and any such consultants, (ix) fifty percent (50%) of the cost of any aircraft chartered in connection with the road show (with the Underwriters agreeing to pay of the other fifty percent (50%), and (x) the fees and disbursements of outside counsel for the Underwriters up to a maximum of $100,000.

The Issuer shall not, however, be required to pay for any of the Underwriters expenses (other than those provided under clauses (iii), (v), (ix) and (x) in the previous paragraph) except that, if this Agreement shall not be consummated because the conditions in Section 6 hereof are not satisfied, or because this Agreement is terminated by the Representative pursuant to Section 11 hereof, or by reason of any failure, refusal or inability on the part of the Issuer to perform any undertaking or satisfy any condition of this Agreement or to comply with any of the terms hereof on its part to be performed, unless such failure to satisfy said condition or to comply with said terms be due to the default or omission of any Underwriter, then the Issuer shall reimburse the several Underwriters for reasonable out-of-pocket expenses, including all fees and disbursements of outside counsel, reasonably incurred in connection with investigating, marketing and proposing to market the Securities or in contemplation of performing their obligations hereunder.

6. CONDITIONS OF OBLIGATIONS OF THE UNDERWRITERS.

The several obligations of the Underwriters to purchase the Firm Securities on the Closing Date and the Option Securities, if any, on each Option Closing Date are subject to the accuracy, as of the Closing Date and each Option Closing Date, if any, of the representations and warranties of the Issuer contained herein, and to the performance by the Issuer of its covenants and obligations hereunder and to the following additional conditions:

(a) The Registration Statement and all post-effective amendments thereto shall have become effective and any and all filings required by Rule 424 and Rule 430A, Rule 430B and Rule 430C of the Rules and Regulations shall have been made, and any request of the Commission for additional information (to be included in the Registration Statement or otherwise) shall have been disclosed to the Representative and complied with to their reasonable satisfaction. All material required to be filed by the Issuer pursuant to Rule 433(d) under the Securities Act shall have been filed with the Commission within the applicable time period prescribed for such filing by Rule 433 under the Securities Act; if the Issuer has elected to rely upon Rule 462(b) under the Securities Act, the Rule 462(b) Registration Statement shall have become effective by 10:00 P.M., New York time, on the date of this Agreement. No stop order suspending the effectiveness of the Registration Statement, as amended from time to time, shall have been issued and no proceedings for that purpose shall have been taken or, to the knowledge of the Issuer, shall be contemplated by the Commission; no stop order suspending or preventing the use of the Pricing Prospectus, the Prospectus or any Issuer Free Writing Prospectus shall have been initiated or, to the knowledge of the Issuer, shall be contemplated by the Commission; all requests for additional information on the part of the Commission shall have been complied with to your reasonable satisfaction; and no injunction, restraining order, or order of any nature by a Federal or state court of competent jurisdiction shall have been issued as of the Closing Date which would prevent the issuance of the Securities.

(b) The Representative shall have received on the Closing Date and each Option Closing Date, if any, the opinion of Cooley LLP, counsel for the Issuer, in form and substance satisfactory to the Representative and Proskauer Rose LLP, counsel for the Underwriters.

(c) The Representative shall have received from Proskauer Rose LLP, counsel for the Underwriters, an opinion dated the Closing Date and the applicable Option Closing Date(s), if any, with respect to such matters as the Representative reasonably may request, and such counsel shall have received such papers and information as they request to enable them to pass upon such matters.

(d) The Representative shall have received, on each of the dates hereof, the Closing Date and the applicable Option Closing Date(s), if any, a letter dated the date hereof, the Closing Date or the Option Closing Date, if any, in form and substance satisfactory to you, of Deloitte & Touche LLP confirming that they are independent public accountants within the meaning of the Securities Act and the applicable published Rules and Regulations thereunder and stating that in their opinion the financial statements and schedules examined by them and included in the Registration Statement comply in form in all material respects with the applicable accounting requirements of the Securities Act and the related published Rules and Regulations; and containing such other statements and information as is ordinarily included in accountants’ “comfort letters” to Underwriters with respect to the financial statements and certain financial and accounting information contained in the Registration Statement and the Prospectus.

(e) The Representative shall have received on the Closing Date and the applicable Option Closing Date(s), if any, a certificate or certificates of the Issuer’s Chief Executive Officer and Chief Financial Officer to the effect that, as of the Closing Date or the applicable Option Closing Date(s), if any, each of them severally represents, on behalf of the Issuer and not in their individual capacities, as follows:

(i)	The Registration Statement has become effective under the Securities Act and no stop order suspending the effectiveness of the Registrations Statement has been issued, and no proceedings for such purpose have been taken or are, to his knowledge, contemplated by the Commission and the Issuer has complied with all the agreements and satisfied all the conditions on its part to be performed or satisfied at or prior to the Closing Date;

(ii)	The representations and warranties of the Issuer contained in Section 1 hereof are true and correct as of the Closing Date or the applicable Option Closing Date(s), if any;

(iii)	All filings required to have been made pursuant to Rules 424 or 430A, Rule 430B and Rule 430C under the Securities Act have been made;

(iv)	They have carefully examined the Registration Statement and the Prospectus and, to their knowledge, as of the effective date of the Registration Statement, the statements contained in the Registration Statement were true and correct, and such Registration Statement and Prospectus did not omit to state a material fact required to be stated therein or necessary in order to make the statements therein not misleading, and since the effective date of the Registration Statement, no event has occurred which should have been set forth in a supplement to or an amendment of the Prospectus which has not been so set forth in such supplement or amendment; and

(v)	Since the respective dates as of which information is given in the Disclosure Package, (i) there has not been any material adverse change or any development involving a prospective change, which has had or is reasonably likely to have, individually or in the aggregate, a Material Adverse Effect, whether or not arising from transactions in the ordinary course of business; (ii) the Issuer has not sustained any loss or interference with its business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree, otherwise than as set forth or contemplated in the Disclosure Package, and (iii) there shall not have been any change in the capital stock (other than issuances of capital stock in the ordinary course of business pursuant to the Issuer’s employee benefit plans) or long-term debt of the Issuer.

(f) The Issuer shall have furnished to the Representative such further certificates and documents confirming the representations and warranties, covenants and conditions contained herein and related matters as the Representative may reasonably have requested.

(g) The Firm Securities and Option Securities, if any, shall have been approved for listing upon notice of issuance on the NASDAQ Global Market.

(h) FINRA, upon review, if any, of the terms of the public offering of the Securities, shall not have objected to such offering, such terms or the Underwriters’ participation in same.

(i) The Lockup Agreements described in Section 4(m) shall be in full force and effect.

(j) The Representative shall have received on the Closing Date and the applicable Option Closing Date(s), if any, an opinion of Covington & Burling LLP, special counsel for the Issuer with respect to intellectual property matters, dated the Closing Date and the applicable Option Closing Date(s), if any, addressed to the Underwriters, in form and substance satisfactory to Representative and Proskauer Rose LLP, counsel for the Underwriters.

The opinions and certificates mentioned in this Agreement shall be deemed to be in compliance with the provisions hereof only if they are satisfactory to the Representative and to Proskauer Rose LLP, counsel for the Underwriters.

If any of the conditions hereinabove provided for in this Section shall not have been fulfilled when and as required by this Agreement to be fulfilled, the obligations of the Underwriters hereunder may be terminated by the Representative.

In such event, the Issuer and the Underwriters shall not be under any obligation to each other (except to the extent provided in Sections 5 and 8 hereof).

7. CONDITIONS OF THE OBLIGATIONS OF THE ISSUER.

The obligations of the Issuer to sell and deliver the portion of the Securities required to be delivered as and when specified in this Agreement are subject to the conditions that at the Closing Date or the applicable Option Closing Date(s), if any, no stop order suspending the effectiveness of the Registration Statement shall have been issued and in effect or proceedings therefor initiated or threatened.

8. INDEMNIFICATION.

(a) The Issuer agrees:

(i) to indemnify and hold harmless each Underwriter and each person, if any, who controls such Underwriter within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act or who are affiliates of any Underwriter within the meaning of Rule 405 under the Securities Act, against any losses, claims, damages or liabilities to which such Underwriter or any such controlling person may become subject under the Securities Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions or proceedings in respect thereof) arise out of or are based upon (i) any untrue statement or alleged untrue statement of any material fact contained in (A) the Registration Statement, any Preliminary Prospectus, the Pricing Prospectus, the Prospectus or any amendment or supplement thereto, (B) any Issuer Free Writing Prospectus or any “issuer information” filed or required to be filed pursuant to Rule 433(d) under the Securities Act, or (C) any road show as defined in Rule 433(h) under the Securities Act (a “road show”), (ii) the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, or (iii) any alleged act or failure to act by any Underwriter in connection with, or relating in any manner to, the Securities or the offering contemplated hereby, and which is included as part of or referred to in any loss, claim, damage, liability or action arising out of or based upon matters covered by clause (i) or (ii) above; provided, however, that the Issuer will not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement, or omission or alleged omission made in the Registration Statement, any Preliminary Prospectus, Pricing Prospectus, the Prospectus, or such amendment or supplement, or any Issuer Free Writing Prospectus or any “issuer information” filed or required to be filed pursuant to Rule 433(d) under the Securities Act or any road show in reliance upon and in conformity with written information furnished to the Issuer by or through the Representative specifically for use in the preparation thereof, such information being listed in Section 13 below.

(ii) to reimburse each Underwriter and each such controlling person upon demand for any legal or other out-of-pocket expenses reasonably incurred by such Underwriter or such controlling person in connection with investigating or defending any such loss, claim, damage or liability, action or proceeding or in responding to a subpoena or governmental inquiry related to the offering of the Securities, whether or not such Underwriter or controlling person is a party to any action or proceeding. In the event that it is finally judicially determined that the Underwriters were not entitled to receive payments for legal and other expenses pursuant to this subparagraph, the Underwriters will promptly return all sums that had been advanced pursuant hereto.

(b) Each Underwriter severally and not jointly will indemnify and hold harmless the Issuer, each of its directors, each of its officers who have signed the Registration Statement and each person, if any, who controls the Issuer within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act, against any losses, claims, damages or liabilities to which the Issuer or any such director, officer, or controlling person may become subject under the Securities Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions or proceedings in respect thereof) arise out of or are based upon (i) any untrue statement or alleged untrue statement of any material fact contained in the Registration Statement, any Preliminary Prospectus, the Pricing Prospectus, the Prospectus or any amendment or supplement thereto, in any Issuer Free Writing Prospectus, or road show (ii) the omission or the alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; and will reimburse any legal or other expenses reasonably incurred by the Issuer or any such director, officer, or controlling person in connection with investigating or defending any such loss, claim, damage, liability, action or proceeding; provided, however, that each Underwriter will be liable in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission has been made in the Registration Statement, any Preliminary Prospectus, the Pricing Prospectus, the Prospectus or any amendment or supplement thereto, in any Issuer Free Writing Prospectus, or road show in reliance upon and in conformity with written information furnished to the Issuer by or through the Representative specifically for use in the preparation thereof, such information being listed in Section 13 below.

(c) In case any proceeding (including any governmental investigation) shall be instituted involving any person in respect of which indemnity may be sought pursuant to this Section, such person (the “indemnified party”) shall promptly notify the person against whom such indemnity may be sought (the “indemnifying party”) in writing. No indemnification provided for in Section 8(a) or (b) shall be available to any party who shall fail to give notice as provided in this Subsection if the party to whom notice was not given was unaware of the proceeding to which such notice would have related and was materially prejudiced by the failure to give such notice, but the failure to give such notice shall not relieve the indemnifying party or parties from any liability which it or they may have to the indemnified party for contribution or otherwise than on account of the provisions of Section 8(a) or (b). In case any such proceeding shall be brought against any indemnified party and it shall notify the indemnifying party of the commencement thereof, the indemnifying party shall be entitled to participate therein and, to the extent that it shall wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel satisfactory to such indemnified party and shall pay as incurred the reasonable fees and disbursements of such counsel related to such proceeding. In any such proceeding, any indemnified party shall have the right to retain its own counsel at its own expense. Notwithstanding the foregoing, the indemnifying party shall pay as incurred (or within 30 days of presentation) the reasonable fees and expenses of the outside counsel retained by the indemnified party in the event (i) the indemnifying party and the indemnified party shall have mutually agreed to the retention of such counsel, (ii) the named parties to any such proceeding (including any impleaded parties) include both the indemnifying party and the indemnified party and representation of both parties by the same counsel would be inappropriate due to actual or potential differing interests between them or (iii) the indemnifying party shall have failed to assume the defense and employ counsel reasonably acceptable to the indemnified party within a reasonable period of time after notice of commencement of the action.

It is understood that the indemnifying party shall not, in connection with any proceeding or related proceedings in the same jurisdiction, be liable for the reasonable fees and expenses of more than one separate firm (in addition to any local outside counsel) for all such indemnified parties. Such firm shall be designated in writing by you in the case of parties indemnified pursuant to Section 8(a) and by the Issuer in the case of parties indemnified pursuant to Section 8(b). The indemnifying party shall not be liable for any settlement of any proceeding effected without its written consent but if settled with such consent or if there be a final judgment for the plaintiff, the indemnifying party agrees to indemnify the indemnified party from and against any loss or liability by reason of such settlement or judgment. In addition, the indemnifying party will not, without the prior written consent of the indemnified party, settle or compromise or consent to the entry of any judgment in any pending or threatened claim, action or proceeding of which indemnification may be sought hereunder (whether or not any indemnified party is an actual or potential party to such claim, action or proceeding) unless such settlement, compromise or consent includes an unconditional release of each indemnified party from all liability arising out of such claim, action or proceeding.

(d) If the indemnification provided for in this Section is unavailable to or insufficient to hold harmless an indemnified party under Section 8(a) or (b) above in respect of any losses, claims, damages or liabilities (or actions or proceedings in respect thereof) referred to therein, then each indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages or liabilities (or actions or proceedings in respect thereof) in such proportion as is appropriate to reflect the relative benefits received by the Issuer on the one hand and the Underwriters on the other from the offering of the Securities. If, however, the allocation provided by the immediately preceding sentence is not permitted by applicable law then each indemnifying party shall contribute to such amount paid or payable by such indemnified party in such proportion as is appropriate to reflect not only such relative benefits but also the relative fault of the Issuer on the one hand and the Underwriters on the other in connection with the statements or omissions which resulted in such losses, claims, damages or liabilities, (or actions or proceedings in respect thereof), as well as any other relevant equitable considerations. The relative benefits received by the Issuer on the one hand and the Underwriters on the other shall be deemed to be in the same proportion as the total net proceeds from the offering (before deducting expenses) received by the Issuer bear to the total underwriting discounts and commissions received by the Underwriters, in each case as set forth in the table on the cover page of the Prospectus. The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Issuer on the one hand or the Underwriters on the other and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.

The Issuer and the Underwriters agree that it would not be just and equitable if contributions pursuant to this Subsection were determined by pro rata allocation (even if the Underwriters were treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to above in this Subsection. The amount paid or payable by an indemnified party as a result of the losses, claims, damages or liabilities (or actions or proceedings in respect thereof) referred to above in this Subsection shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this Subsection, (i) no Underwriter shall be required to contribute any amount in excess of the underwriting discounts and commissions applicable to the Securities purchased by such Underwriter and (ii) no person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The Underwriters’ obligations in this Subsection to contribute are several in proportion to their respective underwriting obligations and not joint.

(e) In any proceeding relating to the Registration Statement, any Preliminary Prospectus, the Pricing Prospectus, the Prospectus or any supplement or amendment thereto, any Issuer Free Writing Prospectus, or road show each party against whom contribution may be sought under this Section hereby consents to the jurisdiction of any court having jurisdiction over any other contributing party, agrees that process issuing from such court may be served upon him or it by any other contributing party and consents to the service of such process and agrees that any other contributing party may join him or it as an additional defendant in any such proceeding in which such other contributing party is a party.

(f) Any losses, claims, damages, liabilities or expenses for which an indemnified party is entitled to indemnification or contribution under this Section shall be paid by the indemnifying party to the indemnified party as such losses, claims, damages, liabilities or expenses are incurred. The indemnity and contribution agreements contained in this Section and the representations and warranties of the Issuer set forth in this Agreement shall remain operative and in full force and effect, regardless of (i) any investigation made by or on behalf of any Underwriter or any person controlling any Underwriter, the Issuer, its directors or officers or any persons controlling the Issuer, (ii) acceptance of any Securities and payment therefor hereunder, and (iii) any termination of this Agreement. A successor to any Underwriter, or to the Issuer, its directors or officers, or any person controlling the Issuer, shall be entitled to the benefits of the indemnity, contribution and reimbursement agreements contained in this Section.

9. DEFAULT BY UNDERWRITERS.

If on the Closing Date or the applicable Option Closing Date(s), if any, any Underwriter shall fail to purchase and pay for the portion of the Securities which such Underwriter has agreed to purchase and pay for on such date (otherwise than by reason of any default on the part of the Issuer), you, as the Representative of the Underwriters, shall use your reasonable efforts to procure within 36 hours thereafter one or more of the other Underwriters, or any others, to purchase from the Issuer such amounts as may be agreed upon and upon the terms set forth herein, the Firm Securities or Option Securities, as the case may be, which the defaulting Underwriter or Underwriters failed to purchase. If during such 36 hours you, as such Representative, shall not have procured such other Underwriters, or any others, to purchase the Firm Securities or Option Securities, as the case may be, agreed to be purchased by the defaulting Underwriter or Underwriters, then (a) if the aggregate number of shares and warrants with respect to which such default shall occur does not exceed 10% of the Firm Securities or Option Securities, as the case may be, covered hereby, the other Underwriters shall be obligated, severally, in proportion to the respective numbers of Firm Securities or Option Securities, as the case may be, which they are obligated to purchase hereunder, to purchase the Firm Securities or Option Securities, as the case may be, which such defaulting Underwriter or Underwriters failed to purchase, or (b) if the aggregate number of shares and warrants of Firm Securities or Option Securities, as the case may be, with respect to which such default shall occur exceeds 10% of the Firm Securities or Option Securities, as the case may be, covered hereby, the Issuer or you as the Representative of the Underwriters will have the right to terminate this Agreement without liability on the part of the non-defaulting Underwriters or of the Issuer except to the extent provided in Section 8 hereof. In the event of a default by any Underwriter or Underwriters, as set forth in this Section, the Closing Date or applicable Option Closing Date(s), if any, may be postponed for such period, not exceeding seven days, as you, as Representative, may determine in order that the required changes in the Registration Statement or in the Prospectus or in any other documents or arrangements may be effected. The term “Underwriter” includes any person substituted for a defaulting Underwriter. Any action taken under this Section shall not relieve any defaulting Underwriter from liability in respect of any default of such Underwriter under this Agreement.

10. NOTICES.

All communications hereunder shall be in writing and, except as otherwise provided herein, will be mailed, delivered, or faxed and confirmed as follows:

if to the Underwriters, to	Guggenheim Securities, LLC
330 Madison Avenue
New York, New York 10017
Attention: Richard Gormley, Senior Managing Director

if to the Issuer, to	SCYNEXIS, Inc.
101 Hudson Street
Suite 3610
Jersey City, NJ 07302-6548

Attention: Marco Taglietti, M.D.
Chief Executive Officer
Fax: (201) 884-5485

11. TERMINATION.

The Representative shall have the right to terminate this Agreement at any time prior to the Closing Date or to terminate the obligations of the Underwriters to purchase the Option Securities at any time prior to any Option Closing Date, as the case may be, if, at or after the Applicable Time, (i) any domestic or international event or act or occurrence has materially disrupted, or in the opinion of the Representative will in the immediate future materially disrupt, the market for the Company’s securities or securities in general; or (ii) trading on the NYSE or NASDAQ shall have been suspended or been made subject to material limitations, or minimum or maximum prices for trading shall have been fixed, or maximum ranges for prices for securities shall have been required, on the NYSE or NASDAQ or by order of the Commission or any other governmental authority having jurisdiction; or (iii) a banking moratorium has been declared by any state or federal authority or any material disruption in commercial banking or securities settlement or clearance services shall have occurred; (iv) (A) there shall have occurred any outbreak or escalation of hostilities or acts of terrorism involving the United States or there is a declaration of a national emergency or war by the United States or (B) there shall have been any other calamity or crisis or any change in political, financial or economic conditions if the effect of any such event in (A) or (B), in the judgment of the Representative, makes it impracticable or inadvisable to proceed with the offering, sale and delivery of the Firm Securities or the Option Securities, as the case may be, on the terms and in the manner contemplated by the Prospectus; or (v) any of the events described in Section 1(r) shall have occurred or the Underwriters shall decline to purchase the Securities for any reason permitted under this Agreement. Any notice of termination pursuant to this Section 11 shall be in writing.

12. SUCCESSORS.

This Agreement has been and is made solely for the benefit of the Issuer and Underwriters and their respective successors, executors, administrators, heirs and assigns, and the officers, directors and controlling persons referred to herein, and no other person will have any right or obligation hereunder. No purchaser of any of the Securities from any Underwriter shall be deemed a successor or assign merely because of such purchase.

13. INFORMATION PROVIDED BY UNDERWRITERS.

The Issuer and the Underwriters acknowledge and agree that the only information furnished or to be furnished by any Underwriter to the Issuer for inclusion in any Preliminary Prospectus, Prospectus, Issuer Free Writing Prospectus or the Registration Statement consists of the information contained in the first sentence of the first paragraph under “Commissions and Expenses” and the paragraphs under “Stabilization” under the caption “Underwriting” in each Preliminary Prospectus and the Prospectus.

14. RESEARCH INDEPENDENCE The Issuer acknowledges that the Underwriters’ research analysts and research departments are required to be independent from their respective investment banking divisions and are subject to certain regulations and internal policies, and that such Underwriters’ research analysts may hold and make statements or investment recommendations and/or publish research reports with respect to the Issuer and/or the offering that differ from the views of its investment bankers. The Issuer hereby waives and releases, to the fullest extent permitted by law, any claims that the Issuer may have against the Underwriters with respect to any conflict of interest that may arise from the fact that the views expressed by their independent research analysts and research departments may be different from or inconsistent with the views or advice communicated to the Issuer by such Underwriters’ investment banking divisions. The Issuer acknowledges that each of the Underwriters is a full service securities firm and as such from time to time, subject to applicable securities laws, may effect transactions for its own account or the account of its customers and hold long or short position in debt or equity securities of the companies which may be the subject to the transactions contemplated by this Agreement.

15. NO FIDUCIARY DUTY

Notwithstanding any preexisting relationship, advisory or otherwise, between the parties or any oral representations or assurances previously or subsequently made by the Underwriters, the Issuer acknowledges and agrees that:

(a) nothing herein shall create a fiduciary or agency relationship between the Issuer and the Underwriters;

(b) the Underwriters are not acting as advisors, expert or otherwise, to the Issuer in connection with this offering, sale of the Securities or any other services the Underwriters may be deemed to be providing hereunder, including, without limitation, with respect to the public offering price of the Securities;

(c) the relationship between the Issuer and the Underwriters is entirely and solely commercial, based on arm’s-length negotiations;

(d) any duties and obligations that the Underwriters may have to the Issuer shall be limited to those duties and obligations specifically stated herein; and

(e) the Underwriters may have financial interests in the success of the Offering that are not limited to the difference between the price to the public and the purchase price paid to the Issuer by the Underwriters for the shares and warrants and the Underwriters have no obligation to disclose, or account to the Issuer for, any of such additional financial interests.

The Issuer hereby waives and releases, to the fullest extent permitted by law, any claims that the Issuer may have against the Underwriters with respect to any breach or alleged breach of fiduciary duty.

16. MISCELLANEOUS.

The reimbursement, indemnification and contribution agreements contained in this Agreement and the representations, warranties and covenants in this Agreement shall remain in full force and effect regardless of (a) any termination of this Agreement, (b) any investigation made by or on behalf of any Underwriter or controlling person thereof, or by or on behalf of the Issuer or its directors or officers and (c) delivery of and payment for the Securities under this Agreement.

This Agreement may be executed in counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

This Agreement shall be governed by, and construed in accordance with, the laws of the State of New York.

Each of the Underwriters and the Issuer hereby irrevocably waives, to the fullest extent permitted by applicable law, any and all right to trial by jury in any legal proceeding arising out of or relating to this Agreement or the transactions contemplated hereby.

This Agreement constitutes the entire agreement of the parties to this Agreement and supersedes all prior written or oral and all contemporaneous oral agreements, understandings and negotiations with respect to the subject matter hereof.

This Agreement may only be amended or modified in writing, signed by all of the parties hereto, and no condition herein (express or implied) may be waived unless waived in writing by each party whom the condition is meant to benefit.

[Remainder of page intentionally blank]

If the foregoing letter is in accordance with your understanding of our agreement, please sign and return to us the enclosed duplicates hereof, whereupon it will become a binding agreement among the Issuer and the several Underwriters in accordance with its terms.

Very truly yours,

SCYNEXIS, INC.

By	/s/ Marco Taglietti
Marco Taglietti, M.D.
Chief Executive Officer

The foregoing Underwriting Agreement is hereby confirmed

and accepted as of the date first above written.

GUGGENHEIM SECURITIES, LLC

As the Representative of the several

Underwriters listed on Schedule I

By: GUGGENHEIM SECURITIES, LLC

By:	/s/ Ronald Gerber
Name:	Ronald Gerber
Title:	Senior Managing Director

SCHEDULE I

SCHEDULE OF UNDERWRITERS

Underwriter	Number of Firm Shares to be Purchased	Number of Firm Warrants to be Purchased
Guggenheim Securities, LLC	5,812,500	2,615,625

Canaccord Genuity Inc.	1,734,375	780,469

Needham & Company	1,265,625	569,531

Brean Capital, LLC	562,500	253,125

SCHEDULE II(a)

Materials Other than the Pricing Prospectus that Comprise the Disclosure Package:

None.

SCHEDULE II(b)

Issuer Free Writing Prospectuses Not Included in the Disclosure Package

None.

SCHEDULE II(c)

Pricing Information and Material Terms of the Warrants

Number of Firm Shares: 9,375,000

Number of Firm Warrants: 4,218,750

Number of Warrants per Share Issued: 0.45

Number of Option Shares: 1,406,250

Number of Option Warrants: 632,812

Price to Public per Firm Share and Related Warrant: 2.40

Underwriting Discounts and Commissions: 6%

Dilution per share: $0.02

Estimated Net Proceeds to the Company (after underwriting discounts and commissions, but before transaction expenses, and excluding Option Shares and exercise of any Warrants): $21,150,000

Other Material Terms of the Warrants:

Exercise Price: $3.00

Exercise Term: 5 years

Other Material Terms: None

EXHIBIT A

FORM OF WARRANT

PURSUANT TO THE TERMS OF SECTION 1 OF THIS WARRANT, ALL OR A PORTION OF THIS WARRANT MAY HAVE BEEN EXERCISED OR CANCELED, AND THEREFORE THE ACTUAL NUMBER OF WARRANT SHARES REPRESENTED BY THIS WARRANT MAY BE LESS THAN THE AMOUNTS SET FORTH ON THE FACE HEREOF. ANY TRANSFEREE OF THIS WARRANT SHOULD CONTACT SCYNEXIS, INC. IN ADVANCE OF ACQUIRING THIS WARRANT TO BE APPRISED OF THE ACTUAL NUMBER OF SHARES THAT MAY BE ACQUIRED PURSUANT TO THE EXERCISE OF THIS WARRANT

SCYNEXIS, INC.

Warrant to Purchase Common Stock

Warrant No.: 2016-

Number of Shares of Common Stock:

Date of Issuance: June             , 2016 (“Issuance Date”)

SCYNEXIS, Inc., a Delaware corporation (the “Company”), certifies that, for good and valuable consideration, the receipt and sufficiency of which are acknowledged,              the registered holder hereof or its permitted assigns (the “Holder”), is entitled, subject to the terms set forth below, to purchase from the Company, at the Exercise Price (as defined below) then in effect, upon exercise of this Warrant to Purchase Common Stock (including any Warrants to Purchase Common Stock issued in exchange, transfer or replacement hereof, the “Warrant”), at any time or times on or after the date hereof (the “Exercisability Date”), but not after 5:30 p.m., New York Time, on the Expiration Date (as defined below),             (            ) fully paid and nonassessable shares of Common Stock (as defined below) (the “Warrant Shares”). Except as otherwise defined herein, capitalized terms in this Warrant shall have the meanings set forth in Section 17. This Warrant is one of a series of warrants to purchase shares of Common Stock (collectively, the “Warrants”) issued on June             , 2016 (the “Issuance Date”), pursuant to the Company’s Registration Statement on Form S-3 (No. 333- 207705) (as amended) (the “Registration Statement”).

1. EXERCISE OF WARRANT.

(a) Mechanics of Exercise. Subject to the terms and conditions hereof (including, without limitation, the limitations set forth in Section 1(e)), this Warrant may be exercised by the Holder on any day on or after the Exercisability Date, in whole or in part (but not as to fractional shares), by (i) delivery of a written notice, in the form attached hereto as Exhibit A (the “Exercise Notice”), of the Holder’s election to exercise this Warrant and (ii) if (A) a registration statement registering the issuance of the Warrant Shares under the Securities Act of 1933, as amended (the “Securities Act”), is effective and available for the issuance of the Warrant Shares, or an exemption from registration under the Securities Act is available for the issuance of the Warrant Shares, payment to the Company of an amount equal to the applicable Exercise Price multiplied by the number of Warrant Shares as to which this Warrant is being exercised (the “Aggregate Exercise Price”) in cash or wire transfer of immediately available funds (a “Cash Exercise”) or (B) the provisions of Section 1(d) are available and this Warrant is exercised pursuant to a Cashless Exercise (as defined in Section 1(d)). The Holder shall not be required to surrender this Warrant in order to effect an exercise hereunder; provided, however, that in the event that this Warrant is exercised in full or for the remaining unexercised portion hereof, the Holder shall deliver this Warrant to the Company for cancellation within a reasonable time after such exercise. On or before the first Trading Day following the date on which the Company has received the Exercise Notice (the date upon which the Company has received the Exercise Notice, the “Exercise Date”), the Company shall transmit by facsimile or e-mail transmission an acknowledgment of confirmation of receipt of the Exercise Notice to the Holder and the Company’s transfer agent for the Common Stock (the “Transfer Agent”). The Company shall deliver any objection to the Exercise Notice on or before the second Trading Day following the date on which the Company has received the Exercise Notice. On or before the third Trading Day following the date on which the Company has received the Exercise Notice, so long as the Holder delivers the Aggregate Exercise Price (or notice of a Cashless Exercise) on or prior to the second (2nd) Trading Day following the date on which the Company has received the Exercise Notice (the “Share Delivery Date”) (provided that if the Aggregate Exercise Price has not been delivered by such date, the Share Delivery Date shall be one (1) Trading Day after the Aggregate Exercise Price (or notice of a Cashless Exercise) is delivered), the Company shall, (X) provided that the Transfer Agent is participating in The Depository Trust Company (“DTC”) Fast Automated Securities Transfer Program (the “FAST Program”) and so long as the certificates therefor are not required to bear a legend regarding restriction on transferability, upon the request of the Holder, credit such aggregate number of shares of Common Stock to which the Holder is entitled pursuant to such exercise to the Holder’s or its designee’s balance account with DTC through its Deposit Withdrawal At Custodian system, or (Y), if the Transfer Agent is not participating in the FAST Program or if the certificates are required to bear a legend regarding restriction on transferability, issue and dispatch by overnight courier to the address as specified in the Exercise Notice, a certificate, registered in the Company’s share register in the name of the Holder or its designee, for the number of shares of Common Stock to which the Holder is entitled pursuant to such exercise. Upon delivery of the Exercise Notice, so long as the Holder delivers the Aggregate Exercise Price (or notice of a Cashless Exercise) on or prior to the second (2nd) Trading Day following the date on which the Company has received the Exercise Notice, the Holder shall be deemed for all corporate purposes to have become the holder of record of the Warrant Shares with respect to which this Warrant has been exercised, irrespective of the date such Warrant Shares are credited to the Holder’s DTC account or the date of delivery of the certificates evidencing such Warrant Shares, as the case may be. If this Warrant is submitted in connection with any exercise pursuant to this Section 1(a) and the number of Warrant Shares represented by this Warrant submitted for exercise is greater than the number of Warrant Shares being acquired upon an exercise, then the Company shall as soon as practicable and in no event later than three Trading Days after any such submission and at its own expense, issue a new Warrant (in accordance with Section 7(e)) representing the right to purchase the number of Warrant Shares purchasable immediately prior to such exercise under this Warrant, less the number of Warrant Shares with respect to which this Warrant has been and/or is exercised. The Company shall pay any and all taxes and other expenses of the Company (including overnight delivery charges) that may be payable with respect to the issuance and delivery of Warrant Shares upon exercise of this Warrant; provided, however, that the Company shall not be required to pay any tax which may be payable in respect of any transfer involved in the registration of any certificates for Warrant Shares or Warrants in a name other than that of the Holder or an affiliate thereof. The Holder shall be responsible for all other tax liability that may arise as a result of transferring this Warrant or Warrant Shares upon exercise hereof to a third party. While this Warrant remains outstanding, the Company shall maintain a transfer agent that participates in the DTC Fast Automated Securities Transfer Program.

(b) Exercise Price. For purposes of this Warrant, “Exercise Price” means $3.00 per share of Common Stock, subject to adjustment as provided herein.

(c) Failure to Timely Deliver Shares. In addition to any other rights available to a Holder, if the Company fails to deliver to the Holder the Warrant Shares by the third Trading Day after the Exercise Date, and if after such third Trading Day the Holder purchases (in an open market transaction or otherwise) shares of Common Stock to deliver in satisfaction of a sale by the Holder of the Warrant Shares that the Holder anticipated receiving from the Company (a “Buy-In”), then the Company shall, within three Trading Days after the Holder’s request and in the Holder’s discretion, either (i) pay cash to the Holder in an amount equal to the Holder’s total purchase price (including brokerage commissions, if any) for the shares of Common Stock so purchased less the Exercise Price (the “Buy-In Price”), at which point the Company’s obligation to deliver such certificate (and to issue such Common Stock) shall terminate, or (ii) promptly honor its obligation to deliver to the Holder a certificate or certificates representing such Common Stock and pay cash to the Holder in an amount equal to the excess (if any) of the Buy-In Price over the product of (A) such number of shares of Common Stock, times (B) the per share closing price of the Company’s Common Stock on the date of the event giving rise to the Company’s obligation to deliver such certificate.

(d) Cashless Exercise. Notwithstanding anything contained herein to the contrary, if a registration statement registering the issuance of the Warrant Shares under the Securities Act is not effective or available for the issuance of the Warrant Shares, the Holder may, in its sole discretion, exercise this Warrant in whole or in part and, in lieu of making the cash payment otherwise contemplated to be made to the Company upon such exercise in payment of the Aggregate Exercise Price, elect instead to receive upon such exercise the “Net Number” of shares of Common Stock determined according to the following formula (a “Cashless Exercise”):

Net Number =	(A x B) - (A x C)
B

For purposes of the foregoing formula:

A =	the total number of shares with respect to which this Warrant is then being exercised.

B =	the Weighted Average Price of the shares of Common Stock (as reported by Bloomberg) on the date immediately preceding the date of the Exercise Notice.

C =	the Exercise Price then in effect for the applicable Warrant Shares at the time of such exercise.

The Company hereby covenants and agrees that the Warrant Shares issued in a Cashless Exercise shall be deemed to have been acquired by the Holder pursuant to Section 3(a)(9) of the Securities Act. For purposes of Rule 144(d) promulgated under the Securities Act, as in effect on the date hereof, assuming the Holder is not an affiliate of the Company, it is intended that the Warrant Shares issued in a Cashless Exercise shall be deemed to have been acquired by the Holder, and the holding period for the Warrant Shares shall be deemed to have commenced, on the closing date of the offering pursuant to which the Company was obligated to issue this Warrant.

(e) Limitations on Exercises. (1) The Company shall not effect the exercise of this Warrant, and the Holder shall not have the right to exercise this Warrant, to the extent that after giving effect to such exercise, such Holder (together with such Holder’s affiliates and any other Persons acting as a group together) would beneficially own in excess of 4.99% (the “Maximum Percentage”) of the shares of Common Stock outstanding immediately after giving effect to such exercise. For purposes of the foregoing sentence, the aggregate number of shares of Common Stock beneficially owned by such Person and its affiliates shall include the number of shares of Common Stock issuable upon exercise of this Warrant with respect to which the determination of such sentence is being made, but shall exclude shares of Common Stock which would be issuable upon (i) exercise of the remaining, unexercised portion of this Warrant beneficially owned by such Person and its affiliates and (ii) exercise or conversion of the unexercised or unconverted portion of any other securities of the Company beneficially owned by such Person and its affiliates (including, without limitation, any convertible notes or convertible preferred stock or warrants) subject to a limitation on conversion or exercise analogous to the limitation contained herein. Except as set forth in the preceding sentence, for purposes of this paragraph, beneficial ownership shall be calculated in accordance with Section 13(d) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), it being acknowledged that the Company is not representing to the Holder that such calculation is in compliance with Section 13(d) of the Exchange Act, and the Holder is solely responsible for any schedules required to be filed in accordance therewith. For purposes of this Warrant, in determining the number of outstanding shares of Common Stock, the Holder may rely on the number of outstanding shares of Common Stock as reflected in (1) the Company’s most recent Form 10-K, Form 10-Q, Current Report on Form 8-K or other public filing with the Securities and Exchange Commission, as the case may be, (2) a more recent public announcement by the Company or (3) any other notice by the Company or the Transfer Agent setting forth the number of shares of Common Stock outstanding. For any reason at any time, upon the written or oral request of the Holder, where such request indicates that it is being made pursuant to this Warrant, the Company shall within two Trading Days confirm orally and in writing to the Holder the number of shares of Common Stock then outstanding. In any case, the number of outstanding shares of Common Stock shall be determined after giving effect to the conversion or exercise of securities of the Company, including the

Warrants, by the Holder and its affiliates since the date as of which such number of outstanding shares of Common Stock was reported. By written notice to the Company, the Holder may increase or decrease the Maximum Percentage to any other percentage not in excess of 14.99% specified in such notice; provided, that (i) any such increase will not be effective until the 61st day after such notice is delivered to the Company and (ii) any such increase or decrease will apply only to the Holder and not to any other holder of Warrants. The provisions of this paragraph shall be construed and implemented in a manner otherwise than in strict conformity with the terms of this Section 1(e) to correct this paragraph (or any portion hereof) which may be defective or inconsistent with the intended beneficial ownership limitation herein contained or to make changes or supplements necessary or desirable to properly give effect to such limitation.

(f) No Fractional Shares or Scrip. No fractional shares or scrip representing fractional shares shall be issued upon the exercise of this Warrant. As to any fraction of a share that the Holder would otherwise be entitled to purchase upon such exercise, the Company shall pay a cash adjustment in respect of such final fraction in an amount equal to such fraction multiplied by the Exercise Price.

2. ADJUSTMENT OF EXERCISE PRICE AND NUMBER OF WARRANT SHARES. The Exercise Price and the number of Warrant Shares shall be adjusted from time to time as follows:

(a) Adjustment upon Subdivision or Combination of Shares of Common Stock. If the Company at any time on or after the Issuance Date subdivides (by any stock split, stock dividend, recapitalization or otherwise) one or more classes of its outstanding shares of Common Stock into a greater number of shares, the Exercise Price in effect immediately prior to such subdivision will be proportionately reduced and the number of Warrant Shares will be proportionately increased. If the Company at any time on or after the Issuance Date combines (by combination, reverse stock split or otherwise) one or more classes of its outstanding shares of Common Stock into a smaller number of shares, the Exercise Price in effect immediately prior to such combination will be proportionately increased and the number of Warrant Shares will be proportionately decreased. Any adjustment under this Section 2(a) shall become effective at the close of business on the date the subdivision or combination becomes effective.

(b) Other Events. If any event occurs of the type contemplated by the provisions of Section 2(a) but not expressly provided for by such provisions (including, without limitation, the granting of stock appreciation rights, phantom stock rights or other rights with equity features to the holders of the Company’s equity securities), then the Company’s Board of Directors will make an appropriate adjustment in the Exercise Price and the number of Warrant Shares so as to protect the rights of the Holder; provided, that no such adjustment pursuant to this Section 2(b) will increase the Exercise Price or decrease the number of Warrant Shares as otherwise determined pursuant to this Section 2.

(c) Notwithstanding anything to the contrary in this Warrant, in no event shall the Exercise Price be reduced below the par value of the Company’s Common Stock

3. RIGHTS UPON DISTRIBUTION OF ASSETS. If the Company shall declare or make any dividend or other distribution of its assets (or rights to acquire its assets) to holders of shares of Common Stock, by way of return of capital or otherwise (including, without limitation, any distribution of cash, stock or other securities, property or options by way of a dividend, spin off, reclassification, corporate rearrangement, scheme of arrangement or other similar transaction) (a “Distribution”), at any time after the issuance of this Warrant, then, in each such case:

(a) any Exercise Price in effect immediately prior to the close of business on the record date fixed for the determination of holders of shares of Common Stock entitled to receive the Distribution shall be reduced, effective as of the close of business on such record date, to a price determined by multiplying such Exercise Price by a fraction of which (i) the numerator shall be the Weighted Average Price of the shares of Common Stock on the Trading Day immediately preceding such record date minus the value of the Distribution (as determined in good faith by the Company’s Board of Directors) applicable to one share of Common Stock, and (ii) the denominator shall be the Weighted Average Price of the shares of Common Stock on the Trading Day immediately preceding such record date; and

(b) the number of Warrant Shares shall be increased to a number of shares equal to the number of shares of Common Stock obtainable immediately prior to the close of business on the record date fixed for the determination of holders of shares of Common Stock entitled to receive the Distribution multiplied by the reciprocal of the fraction set forth in the immediately preceding paragraph (a); provided, that in the event that the Distribution is of shares of Common Stock or common stock of a company whose common shares are traded on a national securities exchange or a national automated quotation system (“Other Shares of Common Stock”), then the Holder may elect to receive a warrant to purchase Other Shares of Common Stock in lieu of an increase in the number of Warrant Shares, the terms of which shall be identical to those of this Warrant, except that such warrant shall be exercisable into the number of shares of Other Shares of Common Stock that would have been payable to the Holder pursuant to the Distribution had the Holder exercised this Warrant immediately prior to such record date and with an aggregate exercise price equal to the product of the amount by which the exercise price of this Warrant was decreased with respect to the Distribution pursuant to the terms of the immediately preceding paragraph (a) and the number of Warrant Shares calculated in accordance with the first part of this paragraph (b).

4. PURCHASE RIGHTS. FUNDAMENTAL TRANSACTIONS.

(a) Purchase Rights. In addition to any adjustments pursuant to Section 2 above, if at any time prior to the Expiration Date the Company grants, issues or sells any Options, Convertible Securities or rights to purchase stock, warrants, securities or other property pro rata to the record holders of any class of shares of Common Stock (the “Purchase Rights”), then the Holder will be entitled to acquire, upon the terms applicable to such Purchase Rights, the aggregate Purchase Rights which the Holder could have acquired if the Holder had held the number of shares of Common Stock acquirable upon complete exercise of this Warrant (without regard to any limitations on the exercise of this Warrant) immediately before the date on which a record is taken for the grant, issuance or sale of such Purchase Rights, or, if no such record is taken, the date as of which the record holders of shares of Common Stock are to be determined for the grant, issue or sale of such Purchase Rights (provided, however, that to the extent that the Holder’s right to participate in any such Purchase Right would result in the Holder exceeding the Maximum Percentage, then the Holder shall not be entitled to participate in such Purchase Right to such extent (or beneficial ownership of such shares of Common Stock as a result of such Purchase Right to such extent) and such Purchase Right to such extent shall be held in abeyance for the Holder until such time, if ever, as its right thereto would not result in the Holder exceeding the Maximum Percentage, at which time the Holder shall be granted such right to the same extent as if there had been no such limitation).

(b) Fundamental Transactions. Upon the occurrence of any Fundamental Transaction, the Successor Entity to succeed, and be substituted for (so that from and after the date of such Fundamental Transaction, the provisions of this Warrant referring to the “Company” shall refer instead to the Successor Entity), and may exercise every right and power of the Company and shall assume all of the obligations of the Company under this Warrant with the same effect as if such Successor Entity had been named as the Company herein. Upon consummation of the Fundamental Transaction, the Successor Entity shall deliver to the Holder confirmation that there shall be issued upon exercise of this Warrant at any time after the consummation of the Fundamental Transaction, in lieu of the shares of the Common Stock (or other securities, cash, assets or other property purchasable upon the exercise of the Warrant prior to such Fundamental Transaction), such shares of stock, securities, cash, assets or any other property whatsoever (including warrants or other purchase or subscription rights), if any, that the Holder would have been entitled to receive upon the happening of such Fundamental Transaction had this Warrant been exercised immediately prior to such Fundamental Transaction, as adjusted in accordance with the provisions of this Warrant. In addition to and not in substitution for any other rights hereunder, prior to the consummation of any Fundamental Transaction pursuant to which holders of shares of Common Stock are entitled to receive securities or other assets with respect to or in exchange for shares of

Common Stock (a “Corporate Event”), the Company shall make appropriate provision to ensure that the Holder will thereafter have the right to receive upon an exercise of this Warrant within 90 days after the consummation of the Fundamental Transaction but, in any event, prior to the Expiration Date, in lieu of the shares of the Common Stock (or other securities, cash, assets or other property) purchasable upon the exercise of the Warrant prior to such Fundamental Transaction, such shares of stock, securities, cash, assets or any other property whatsoever (including warrants or other purchase or subscription rights) which the Holder would have been entitled to receive upon the happening of such Fundamental Transaction had the Warrant been exercised immediately prior to such Fundamental Transaction and shall be applied without regard to any limitations on the exercise of this Warrant. Provision made pursuant to the preceding sentence shall be in a form and substance reasonably satisfactory to the Required Holders. The provisions of this Section 4(b)(ii) shall apply similarly and equally to successive Fundamental Transactions and Corporate Events and shall be applied without regard to any limitations on the exercise of this Warrant. Notwithstanding the foregoing, in the event of a Fundamental Transaction, at the request of the Holder delivered before the consummation of such Fundamental Transaction, the Company (or the Successor Entity) shall purchase this Warrant from the Holder by paying to the Holder, within five (5) Business Days after such request (or, if later, on the date of consummation of the Fundamental Transaction) cash in an amount equal to the Black Scholes Value of the remaining unexercised portion of this Warrant on the date of the consummation of such Fundamental Transaction.

5. RESERVATION OF WARRANT SHARES. The Company covenants that it will at all times reserve and keep available out of the aggregate of its authorized but unissued and otherwise unreserved Common Stock, solely for the purpose of enabling it to issue Warrant Shares upon exercise of this Warrant as herein provided, the number of shares of Common Stock which are then issuable and deliverable upon the exercise of this entire Warrant, free from preemptive or any other contingent purchase rights of Persons other than the Holder (taking into account the adjustments and restrictions in Section 2). Such reservation shall comply with the provisions of Section 1. The Company covenants that all shares of Common Stock so issuable and deliverable shall, upon issuance and the payment of the applicable Exercise Price in accordance with the terms hereof, be duly and validly authorized, issued and fully paid and nonassessable. The Company will take all such actions as may be necessary to assure that such shares of Common Stock may be issued as provided herein without violation of any applicable law or regulation, or of any requirements of any securities exchange or automated quotation system upon which the Common Stock may be listed.

6. WARRANT HOLDER NOT DEEMED A STOCKHOLDER. Except as otherwise specifically provided herein, the Holder, solely in such Person’s capacity as a holder of this Warrant, shall not be entitled to vote or receive dividends or be deemed the holder of share capital of the Company for any purpose, nor shall anything contained in this Warrant be construed to confer upon the Holder, solely in such Person’s capacity as the Holder of this Warrant, any of the rights of a stockholder of the Company or any right to vote, give or withhold consent to any corporate action (whether any reorganization, issue of stock, reclassification of stock, consolidation, merger, conveyance or otherwise), receive notice of meetings, receive dividends or subscription rights, or otherwise, prior to the issuance to the Holder of the Warrant Shares which such Person is then entitled to receive upon the due exercise of this Warrant. In addition, nothing contained in this Warrant shall be construed as imposing any liabilities on the Holder to purchase any securities (upon exercise of this Warrant or otherwise) or as a stockholder of the Company, whether such liabilities are asserted by the Company or by creditors of the Company.

7. REGISTRATION AND REISSUANCE OF WARRANTS.

(a) Registration of Warrant. The Company shall register this Warrant, upon the records to be maintained by the Company for that purpose (the “Warrant Register”), in the name of the record Holder hereof from time to time. The Company may deem and treat the registered Holder of this Warrant as the absolute owner hereof for the purpose of any exercise hereof or any distribution to the Holder, and for all other purposes, absent actual notice to the contrary. The Company shall also register any transfer, exchange, reissuance or cancellation of any portion of this Warrant in the Warrant Register.

(b) Transfer of Warrant. This Warrant may be offered for sale, sold, transferred or assigned without the consent of the Company, except as may otherwise be required by applicable securities laws. Subject to applicable securities laws, if this Warrant is to be transferred, the Holder shall surrender this Warrant to the Company together with all applicable transfer taxes, whereupon the Company will forthwith issue and deliver upon the order of the Holder a new Warrant (in accordance with Section 7(e)), registered as the Holder may request, representing the right to purchase the number of Warrant Shares being transferred by the Holder and, if less then the total number of Warrant Shares then underlying this Warrant is being transferred, a new Warrant (in accordance with Section 7(e)) to the Holder representing the right to purchase the number of Warrant Shares not being transferred.

(c) Lost, Stolen or Mutilated Warrant. Upon receipt by the Company of evidence reasonably satisfactory to the Company of the loss, theft, destruction or mutilation of this Warrant, and, in the case of loss, theft or destruction, of any indemnification undertaking by the Holder to the Company in customary form or the provision of reasonable security by the Holder to the Company and, in the case of mutilation, upon surrender and cancellation of this Warrant, the Company shall execute and deliver to the Holder a new Warrant (in accordance with Section 7(e)) representing the right to purchase the Warrant Shares then underlying this Warrant.

(d) Exchangeable for Multiple Warrants. This Warrant is exchangeable, upon the surrender hereof by the Holder at the principal office of the Company together with all applicable transfer taxes, for a new Warrant or Warrants (in accordance with Section 7(e)) representing in the aggregate the right to purchase the number of Warrant Shares then underlying this Warrant, and each such new Warrant will represent the right to purchase such portion of such Warrant Shares as is designated by the Holder at the time of such surrender; provided, however, that the Company shall not be required to issue Warrants for fractional shares of Common Stock hereunder.

(e) Issuance of New Warrants. Whenever the Company is required to issue a new Warrant pursuant to the terms of this Warrant, such new Warrant shall (i) be of like tenor with this Warrant, (ii) represent, as indicated on the face of such new Warrant, the right to purchase the Warrant Shares then underlying this Warrant (or in the case of a new Warrant being issued pursuant to Section 7(b) or Section 7(c), the Warrant Shares designated by the Holder which, when added to the number of shares of Common Stock underlying the other new Warrants issued in connection with such issuance, does not exceed the number of Warrant Shares then underlying this Warrant), (iii) have an issuance date, as indicated on the face of such new Warrant which is the same as the Issuance Date and (iv) have the same rights and conditions as this Warrant.

8. NOTICES. Whenever notice is required to be given under this Warrant, unless otherwise provided herein, such notice shall be given in accordance with the information set forth in the Warrant Register. The Company shall provide the Holder with prompt written notice of all actions taken pursuant to this Warrant, including, in reasonable detail, a description of such action and the reason or reasons therefore. Without limiting the generality of the foregoing, the Company will give written notice to the Holder (i) immediately upon any adjustment of the Exercise Price, setting forth in reasonable detail, and certifying, the calculation of such adjustment and (ii) at least 20 days prior to the date on which the Company closes its books or takes a record (A) with respect to any dividend or distribution upon the shares of Common Stock, (B) with respect to any grants, issuances or sales of any Options, Convertible Securities or rights to purchase stock, warrants, securities or other property pro rata to the record holders of any class of shares of Common Stock or (C) for determining rights to vote with respect to any Fundamental Transactions, dissolution or liquidation; provided, that in each case, such information shall be made known to the public prior to or in conjunction with such notice being provided to the Holder.

9. NONCIRCUMVENTION. The Company hereby covenants and agrees that the Company will not, by amendment of its Amended and Restated Articles of Incorporation, Amended and Restated Bylaws or through any reorganization, transfer of assets, consolidation, merger, scheme of arrangement, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms of this Warrant, and will at all times in good faith carry out all the provisions of this Warrant and take all action as may be required to protect the rights of the Holder. Without limiting the generality of the foregoing, the

Company (i) shall not increase the par value of any shares of Common Stock receivable upon the exercise of this Warrant above the Exercise Price then in effect, (ii) shall use all reasonable efforts to take all such actions as may be necessary or appropriate in order that the Company may validly and legally issue fully paid and nonassessable shares of Common Stock upon the exercise of this Warrant and (iii) shall, so long as any of the Warrants are outstanding, take all action necessary to reserve and keep available out of its authorized and unissued shares of Common Stock, solely for the purpose of effecting the exercise of the Warrants, the number of shares of Common Stock as shall from time to time be necessary to effect the exercise of the Warrants then outstanding (without regard to any limitations on exercise).

10. AMENDMENT AND WAIVER. Except as otherwise provided herein, the provisions of this Warrant may be amended and the Company may take any action herein prohibited, or omit to perform any act herein required to be performed by it, only if the Company has obtained the written consent of the Required Holders; provided, that no such action may increase the exercise price of any Warrant or decrease the number of shares or class of stock obtainable upon exercise of any Warrant without the written consent of the Holder. No such amendment shall be effective to the extent that it applies to less than all of the holders of the Warrants then outstanding. No consideration shall be offered or paid to any Person to amend or consent to a waiver or modification of any provision of any Warrants unless the same consideration (other than the reimbursement of legal fees) also is offered to all holders of the Warrants, including the Holder.

11. GOVERNING LAW. This Warrant shall be governed by and construed and enforced in accordance with, and all questions concerning the construction, validity, interpretation and performance of this Warrant shall be governed by, the internal laws of the State of New York, without giving effect to any choice of law or conflict of law provision or rule (whether of the State of New York or any other jurisdictions) that would cause the application of the laws of any jurisdictions other than the State of New York.

12. CONSTRUCTION; HEADINGS. This Warrant shall be deemed to be jointly drafted by the Company and all the Investors and shall not be construed against any person as the drafter hereof. The headings of this Warrant are for convenience of reference and shall not form part of, or affect the interpretation of, this Warrant.

13. DISPUTE RESOLUTION. In the case of a dispute as to the determination of the Exercise Price or the arithmetic calculation of the Warrant Shares, the Company shall submit the disputed determinations or arithmetic calculations via facsimile within two Trading Days of receipt of the Exercise Notice giving rise to such dispute, as the case may be, to the Holder. If the Holder and the Company are unable to agree upon such determination or calculation of the Exercise Price or the Warrant Shares within five Trading Days of such disputed determination or arithmetic calculation being submitted to the Holder, then the Company shall, within two Trading Days submit via facsimile (a) the disputed determination of the Exercise Price to an independent, reputable investment bank selected by the Company and approved by the Holder or (b) the disputed arithmetic calculation of the Warrant Shares to the Company’s independent, outside accountant. The Company shall cause the investment bank or the accountant, as the case may be, to perform the determinations or calculations and notify the Company and the Holder of the results no later than 10 Trading Days from the time it receives the disputed determinations or calculations. Such investment bank’s or accountant’s determination or calculation, as the case may be, shall be binding upon all parties absent demonstrable error. The expenses of the investment bank and accountant will be borne by the Company unless the investment bank or accountant determines that the determination of the Exercise Price or the arithmetic calculation of the Warrant Shares by the Holder was incorrect, in which case the expenses of the investment bank and accountant will be borne by the Holder.

14. REMEDIES, OTHER OBLIGATIONS, BREACHES AND INJUNCTIVE RELIEF. The remedies provided in this Warrant shall be cumulative and in addition to all other remedies available under this Warrant, at law or in equity (including a decree of specific performance and/or other injunctive relief), and nothing herein shall limit the right of the Holder to pursue actual damages for any failure by the Company to comply with the terms of this Warrant. The Company acknowledges that a breach by it of its obligations hereunder may cause irreparable harm to the Holder and that the remedy at law for any such breach may be inadequate. The Company therefore agrees that, in the event of any such breach or threatened breach, the holder of this Warrant shall be entitled, in addition to all other available remedies, to seek an injunction restraining any breach. Notwithstanding the foregoing or anything else herein to the contrary, other than as expressly provided in Section 1(c) hereof, if the Company is for any reason unable to issue and deliver Warrant Shares upon exercise of this Warrant as required pursuant to the terms hereof, the Company shall have no obligation to pay to the Holder any cash or other consideration or otherwise “net cash settle” this Warrant.

15. LIMITATION ON LIABILITY. No provisions hereof, in the absence of affirmative action by the Holder to purchase Warrant Shares hereunder, shall give rise to any liability of the Holder to pay the Exercise Price or as a shareholder of the Company (whether such liability is asserted by the Company or creditors of the Company).

16. SUCCESSORS AND ASSIGNS. This Warrant shall bind and inure to the benefit of and be enforceable by the Company and the Holder and their respective permitted successors and assigns.

17. CERTAIN DEFINITIONS. For purposes of this Warrant, the following terms shall have the following meanings:

(a) “Black Scholes Value” means the value of this Warrant based on the Black-Scholes Option Pricing Model obtained from the “OV” function on Bloomberg determined as of the day immediately following the first public announcement of the applicable Fundamental Transaction, or, if the Fundamental Transaction is not publicly announced, the date the Fundamental Transaction is consummated, for pricing purposes and reflecting (i) a risk-free interest rate corresponding to the U.S. Treasury rate for a period equal to the remaining term of this Warrant as of such date of request, (ii) an expected Volatility obtained from the HVT function on Bloomberg as of the day immediately following the public announcement of the applicable Fundamental Transaction, or, if the Fundamental Transaction is not publicly announced, the date the Fundamental Transaction is consummated, (iii) the underlying price per share used in such calculation shall be the highest Weighted Average Price during the five (5) Trading Days prior to the closing of the Fundamental Transaction, (iv) a zero cost of borrow and (v) a 360 day annualization factor.

(b) “Bloomberg” means Bloomberg LP.

(c) “Common Stock” means (i) the Company’s shares of Common Stock, $0.001 par value per share, and (ii) any share capital into which such Common Stock shall have been changed or any share capital resulting from a reclassification of such Common Stock.

(d) “Convertible Securities” means any stock or securities (other than Options) directly or indirectly convertible into or exercisable or exchangeable for shares of Common Stock.

(e) “Eligible Market” means The New York Stock Exchange, Inc., the NYSE MKT or The Nasdaq Stock Market.

(f) “Expiration Date” means the five (5) year anniversary of the Issuance Date or, if such date falls on a day other than a Trading Day or on which trading does not take place on the Principal Market, or, if the Principal Market is not the principal trading market for the Common Stock, then on the principal securities exchange or securities market on which the Common Stock is then traded (a “Holiday”), the next date that is not a Holiday.

(g) “Fundamental Transaction” means that the Company shall, directly or indirectly, in one or more related transactions, (i) consolidate or merge with or into another Person, (ii) sell, assign, transfer, convey or otherwise dispose of all or substantially all of the properties or assets of the Company to another Person, (iii) allow another Person to make a purchase, tender or exchange offer that is accepted by the holders of more than 50% of either the outstanding shares of Common Stock (not including any shares of Common Stock held by the Person or Persons making or party to, or associated or affiliated with the Persons making or party to, such purchase, tender or exchange offer), (iv) consummate a stock purchase agreement or other business combination (including, without limitation, a reorganization, recapitalization, spin-off or scheme of arrangement) with another Person whereby such other Person acquires more than 50% of the outstanding shares of Common Stock (not including any shares of Common Stock held by the other Person or other Persons making or party to, or associated or affiliated with the other Persons making or party to, such stock purchase agreement or other business combination), (v) reorganize, recapitalize or reclassify its Common Stock or (vi) any “person” or “group” (as these terms are used for purposes of Sections 13(d) and 14(d) of the Exchange Act) is or shall become the “beneficial owner” (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of 50% of the aggregate ordinary voting power represented by issued and outstanding Common Stock.

(h) “Options” means any rights, warrants or options to subscribe for or purchase shares of Common Stock or Convertible Securities.

(i) “Parent Entity” of a Person means an entity that, directly or indirectly, controls the applicable Person and whose common stock or equivalent equity security is quoted or listed on an Eligible Market, or, if there is more than one such Person or Parent Entity, the Person or Parent Entity with the largest public market capitalization as of the date of consummation of the Fundamental Transaction.

(j) “Person” means an individual, a limited liability company, a partnership, a joint venture, a corporation, a trust, an unincorporated organization, any other entity and a government or any department or agency thereof.

(k) “Principal Market” means The Nasdaq Global Market.

(l) “Required Holders” means the holders of the Warrants representing at least a majority of shares of Common Stock underlying the Warrants then outstanding.

(m) “Successor Entity” means the Person (or, if so elected by the Required Holders, the Parent Entity) formed by, resulting from or surviving any Fundamental Transaction or the Person (or, if so elected by the Required Holders, the Parent Entity) with which such Fundamental Transaction shall have been entered into.

(n) “Trading Day” means any day on which the Common Stock is traded on the Principal Market, or, if the Principal Market is not the principal trading market for the Common Stock, then on the principal securities exchange or securities market on which the Common Stock is then traded; provided that “Trading Day” shall not include any day on which the Common Stock is scheduled to trade on such exchange or market for less than 4.5 hours or any day that the Common Stock is suspended from trading during the final hour of trading on such exchange or market (or if such exchange or market does not designate in advance the closing time of trading on such exchange or market, then during the hour ending at 4:00:00 p.m., New York Time).

(o) “Volatility” means the arithmetic mean of the historical Volatility for the 10, 30 and 50 Trading Day periods ending on the next succeeding Trading Day following the date of such first public announcement, obtained from the HVT or similar function on Bloomberg.

(p) “Weighted Average Price” means, for any security as of any date, the dollar volume-weighted average price for such security on the Principal Market, or, if the Principal Market is not the principal trading market for the Common Stock, then on the principal securities exchange on which the Common Stock is then traded, during the period beginning at 9:30:01 a.m., New York City time, and ending at 4:00:00 p.m., New York City time, as reported by Bloomberg through its “Volume at Price” function or, if the foregoing does not apply, the dollar volume-weighted average price of such security in the over-the-counter market on the electronic bulletin board for such security during the period beginning at 9:30:01 a.m., New York City time, and ending at 4:00:00 p.m., New York City time, as reported by Bloomberg, or, if no dollar volume-weighted average price is reported for such security by Bloomberg for such hours, the average of the highest closing bid price and the lowest closing ask price of any of the market makers for such security as reported in the “pink sheets” by OTC Markets Inc. If the Weighted Average Price cannot be calculated for such security on such date on any of the foregoing bases, the Weighted Average Price of such security on such date shall be the fair market value as mutually determined by the Company and the Required Holders. If the Company and the Required Holders are unable to agree upon the fair market value of such security, then such dispute shall be resolved pursuant to Section 13 with the term “Weighted Average Price” being substituted for the term “Exercise Price.” All such determinations shall be appropriately adjusted for any share dividend, share split or other similar transaction during such period.

[Signature Page Follows]

IN WITNESS WHEREOF, the Company has caused this Warrant to Purchase Common Stock to be duly executed as of the Issuance Date set out above.

SCYNEXIS, INC.

By:
Name:
Title:

EXHIBIT A

EXERCISE NOTICE

TO BE EXECUTED BY THE REGISTERED HOLDER TO EXERCISE THIS

WARRANT TO PURCHASE COMMON STOCK

SCYNEXIS, INC.

The undersigned holder hereby exercises the right to purchase             of the shares of Common Stock (“Warrant Shares”) of SCYNEXIS, Inc., a Delaware corporation (the “Company”), evidenced by the attached Warrant to Purchase Common Stock (the “Warrant”). Capitalized terms used herein and not otherwise defined shall have the respective meanings set forth in the Warrant.

1. Exercise Price. The Holder intends that payment of the Exercise Price shall be made as (check one):

☐ Cash Exercise under Section 1(a).

☐ Cashless Exercise under Section 1(d) (provided the conditions therein are satisfied).

2. Cash Exercise. If the Holder has elected a Cash Exercise, the Holder shall pay the sum of $         to the Company in accordance with the terms of the Warrant.

3. Delivery of Warrant Shares. The Company shall deliver to the holder             Warrant Shares in accordance with the terms of the Warrant.

4. Representations and Warranties. By its delivery of this Exercise Notice, the undersigned represents and warrants to the Company that in giving effect to the exercise evidenced hereby the Holder will not beneficially own in excess of the number of shares of Common Stock (determined in accordance with Section 13(d) of the Securities Exchange Act of 1934, as amended) permitted to be owned under Section 1(e) of this Warrant to which this notice relates.

Date:                 ,

        Name of Registered Holder

By:
Name:
Title :

ACKNOWLEDGMENT

The Company hereby acknowledges this Exercise Notice.

SCYNEXIS, INC.

By:
Name:
Title:

A-14